UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06324

Exact name of registrant as specified in charter:	Delaware Group® Global & International Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2013

Item 1. Reports to Stockholders

Annual report Global / international equity funds Delaware Emerging Markets Fund Delaware Global Value Fund Delaware International Value Equity Fund November 30, 2013

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectuses and their summary prospectuses, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Emerging Markets Fund, Delaware Global Value Fund, and Delaware International Value Equity Fund at delawareinvestments.com.

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Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Emerging Markets Fund, Delaware Global Value Fund, and Delaware International Value Equity Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Portfolio management review	1
Performance summaries	9
Disclosure of Fund expenses	20
Security type/country and sector allocations	23
Schedules of investments	29
Statements of assets and liabilities	44
Statements of operations	48
Statements of changes in net assets	50
Financial highlights	56
Notes to financial statements	84
Report of independent registered
public accounting firm	101
Other Fund information	102
Board of trustees/directors and
officers addendum	108
About the organization	116

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2013, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2013 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Emerging Markets Fund	December 10, 2013

Performance preview (for the year ended November 30, 2013)
Delaware Emerging Markets Fund (Class A shares)	1-year return	+21.16%
MSCI Emerging Markets Index (gross)	1-year return	+4.02%
MSCI Emerging Markets Index (net)	1-year return	+3.66%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Emerging Markets Fund, please see the table on page 9.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Emerging markets stocks struggled to tread water during the Fund’s fiscal year, amid mounting concerns about decelerating economic activity in the developing world and a looming reduction of monetary stimulus in the United States. Those factors caused investors to look outside of emerging markets for growth opportunities.

After the U.S. Federal Reserve intimated in May that it would begin to scale back its $85 billion-a-month bond-buying program (known as quantitative easing, or QE), emerging markets mutual funds saw a spike in outflows. The emerging market asset class received some relief in September 2013, however, when the Fed declined to begin winding down the program. The delay in phasing out QE helped to underwrite a strong, broad-based rally in emerging market stocks during the last several weeks of the Fund’s fiscal period.

Fund performance

For the fiscal year ended Nov. 30, 2013, Delaware Emerging Markets Fund (Class A shares) returned +21.16% at net asset value and +14.22% at maximum offer price (both figures reflect all distributions reinvested), outperforming its benchmark, the MSCI Emerging Markets Index (net), which returned +3.66% for the same period. For the Fund’s complete, annualized performance information, please see the table on page 9.

Overall, the Fund benefited from investing in several companies that are not included in its benchmark index. From a sector standpoint, the Fund also enjoyed strong relative performance across virtually all sectors, with consumer staples, industrials, information technology, materials, and telecommunications making particularly significant positive contributions. The Fund’s allocation to consumer discretionary stocks, however, was a mild laggard. Meanwhile, the Fund’s country weightings also were mostly positive, especially allocations to Argentina, China, Mexico, Russia, South Korea, Thailand, and the U.S. (Note: The Fund is allowed to invest in securities issued by companies based in developed countries, including the U.S. Often, those companies derive a substantial portion of their operating income from countries classified as emerging markets.) Conversely, the Fund’s aggregate holdings in Malaysia, South Africa, and Taiwan detracted modestly from relative performance.

Among individual holdings, the Fund benefited from its large overweight to two U.S.-based companies, Avon Products and Yahoo.

Portfolio management review
Delaware Emerging Markets Fund

Despite a sharp correction in recent months, Avon shares climbed approximately 25% during the Fund’s fiscal period, propelled by better-than-expected earnings (especially in early 2013) and tentative signs of progress in its restructuring efforts. Meanwhile, Yahoo’s shares roughly doubled during the Fund’s fiscal year. Part of this momentum was attributable to the company’s stake in Alibaba Group Holding, China’s largest e-commerce company. The Fund’s overweight allocation to Baidu also contributed to relative performance. (Like Avon and Yahoo, Baidu is not included in the MSCI Emerging Markets Index.) Besides its Chinese-language search engine, the company continued to gain traction in its mobile search business. Baidu American Depository Receipts (ADRs) climbed close to 90% during the Fund’s fiscal period, and the Fund continues to hold a significant allocation to them.

The Brazilian integrated oil and gas company Petroleo Brasiliero was among the Fund’s key detractors. The stock fell approximately 11% for the fiscal period as optimism about prior energy discoveries yielded to the operational realities of cost overruns and delays. Investors were also concerned about the political and regulatory environment in Brazil, which has grown increasingly populist amid rising inflation and falling economic growth. A severe depreciation in the Brazilian real exacerbated the drop in Petrobras shares.

The Fund’s holdings in the Indian conglomerate Reliance Industries also detracted from the Fund’s relative performance. The company’s earnings were negatively affected by softening demand for its energy and petrochemical products. We remain optimistic about the company’s longer-term prospects and continue to hold a significant allocation to the stock. Other minor detractors to relative performance included Hong Leong Bank of Malaysia and LG Display of South Korea.

As the new fiscal period begins, we have positioned the Fund to reflect the highly variable conditions now prevailing across the emerging markets asset class. Overall, the macroeconomic environment remains challenging, especially given the apparent global trend toward monetary tightening. As always, however, we have constructed the Fund’s portfolio by employing a disciplined, stock-by-stock research process, and on that basis we are encouraged by the number of, in our view, attractive businesses that are represented in the Fund’s portfolio. Our focus remains on identifying companies with strong franchises and secular growth potential that are trading at what we believe to be significant discounts to their intrinsic values.

Delaware Global Value Fund	December 10, 2013

Performance preview (for the year ended November 30, 2013)
Delaware Global Value Fund (Class A shares)	1-year return	+26.46%
MSCI World Index (gross)	1-year return	+27.09%
MSCI World Index (net)	1-year return	+26.38%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Global Value Fund, please see the table on page 12.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Global equities posted double-digit gains during the Fund’s fiscal year ended Nov. 30, 2013, despite negative returns from most emerging markets. The rally in developed-market stocks was powered by a so-called “goldilocks” economic environment in the United States, an incipient recovery in Europe, and an aggressive monetary policy in Japan.

Though the recession in Europe has officially ended, the pace of recovery remains barely above stall-speed. Given the depth of pessimism that had enveloped the euro zone in recent years, even such modest improvement was enough to encourage a flow of new money into European stocks. Investors were also encouraged by the European Central Bank’s ability to maintain liquidity in the region’s financial system, most notably in the still-troubled nations of Spain, Italy, Portugal, Ireland, and Greece.

Japan’s long-ailing equity market received a powerful boost from “Abenomics,” the stimulus plan proffered by President Shinzo Abe. Like Europe, Japan emerged from recession in 2013, but the usual procyclical drivers of equity prices were burnished by Abe’s ambitious agenda to banish the deflation that has bedeviled the Japanese economy. A dramatic shift toward vast monetary expansion by the Bank of Japan caused the strong yen to retreat, providing an earnings’ windfall for the country’s export-dominated sectors.

A slowly healing economy, combined with still-accommodative monetary policy, inspired a bull market in U.S. stocks. Though equity prices came under pressure in May after Federal Reserve Chairman Ben Bernanke hinted at an unexpectedly early conclusion to the central bank’s bond-buying program, the rally resumed after policymakers declined to “taper” their aggressive monetary easing program in September.

Fund performance

For the fiscal year ended Nov. 30, 2013, Delaware Global Value Fund (Class A shares) returned +26.46% at net asset value and +19.19% at maximum offer price (both figures reflect all distributions reinvested). The Fund’s benchmark, the MSCI World Index (net), advanced by 26.38% for the same period. For the Fund’s complete, annualized performance information, please see the table on page 12.

In aggregate, regional allocations had a positive effect on the Fund’s relative performance, most notably due to its overweight allocation to Japan and underweight allocation to Asian Pacific and the U.K. Stock selection within regions

Portfolio management review
Delaware Global Value Fund

was strong overall, including the United States, where it overcame a slightly negative allocation effect. The Fund’s modest allocation to emerging-market stocks generally was a detractor relative to the benchmark, which does not include stocks from developing economies.

Within the U.S, the Fund benefited from a large overweight to the generic drug manufacturer Mylan. The stock more the doubled the return of the MSCI EAFE benchmark over the fiscal year on the basis of what we view as attractive forward valuations as well as increased penetration of the American and European markets. Another of the Fund’s U.S.-based holdings, Delphi Automotive, also contributed positively to relative performance. Compared to the benchmark, the Fund was overweight in the auto-parts supplier, based on our positive outlook for cyclically-geared businesses within the slowly recovering U.S. economy. We believe the stock may have additional upside potential from current levels, and the Fund continues to hold the shares. The Canadian information technology outsourcing and service company CGI Group also boosted the Fund’s relative return. Though the company’s stock price slumped late in the fiscal period largely because of negative press related to problems with the U.S. government’s healthcare website, the company nonetheless posted a series of better-than-expected earnings reports. We remain optimistic about CGI’s longer-term prospects and continue to hold its shares in the Fund.

The American mega-capitalization manufacturer of construction and mining equipment, Caterpillar, was among the Fund’s holdings that detracted from relative performance. After a brief rally early in the fiscal period, the shares fell sharply amid plunging metals prices and the subsequent lowering of expectations for the mining industry. The stock has since stabilized, in part as a result of indications that China may continue to be a source of demand for the company’s heavy construction equipment.

Another U.S.-domiciled business, Carnival, also detracted from relative performance. Carnival encountered financial rough seas after an onboard fire and a virus outbreak damaged the reputation of a business that relies heavily on consumer confidence. Not surprisingly, bookings fell off even as management fought to contain rising costs. The Fund continues to hold Carnival shares, given our view that the company’s competitive position is not broken and that its recent difficulties may prove transitory.

The Fund’s large overweight to Teva Pharmaceutical Industries also hurt the Fund’s relative performance. Though still a major competitor in the fast-growing generic drug business, Teva’s geographic and product mix has grown unfavorable in recent years, leading to an erosion of market share. Ironically, the company also could be negatively affected when its own non-generic specialty brand drug for multiple sclerosis (Copaxone®) loses patent protection in 2014. The projected loss of revenue compelled management to lay off 5,000 employees as a cost-savings measure. Investors were further unnerved by the unexpected departure of Teva’s new chief executive officer, who had been hired to restructure the company. Though Teva shares actually posted a positive nominal total return over the fiscal period, they nonetheless lagged the benchmark enough to detract significantly from the Fund’s relative performance.

As the Fund’s new fiscal year begins, we have positioned its portfolio with a decidedly procyclical bias. Consequently, we are overweight industrials and consumer discretionary, and underweight consumer staples, utilities, and financials. From a regional standpoint, we are modestly underweight the Asia ex-Japan, the U.S., and the United Kingdom, and overweight the Europe ex-euro zone. To a significant degree, those allocations reflect valuations in the wake of a powerful bull run in developed markets worldwide. Though we expect the U.S. may continue to lead the global recovery, valuations in the American equity market already discount that possibility. We note, however, that U.S. equity valuations are not close to the extreme levels reached at the height of the dot-com bubble in the 1990s.

The Fund’s slight underweight allocation to Japan is mostly the consequence of profit-taking within the Fund’s portfolio, following the spectacular rise of Japanese equities. In recent months, however, the Japanese market has leveled off as investors digested results from the Bank of Japan’s first round of monetary expansion and prospects for further implementation of Abenomics. In our view, valuations in Europe are generally attractive as a result of the region’s faint economic recovery and the overwhelmingly bearish sentiment that has prevailed in recent years.

Finally, the Fund maintains a modest allocation to emerging markets. Despite the still-faster economic growth rates in developing economies, emerging markets remain highly dependent on resource prices, which have been trending lower (or treading water) as China struggles to head off credit and property bubbles.

Portfolio management review
Delaware International Value Equity Fund	December 10, 2013

Performance preview (for the year ended November 30, 2013)
Delaware International Value Equity Fund (Class A shares)	1-year return	+24.64%
MSCI EAFE Index (gross)	1-year return	+25.36%
MSCI EAFE Index (net)	1-year return	+24.84%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware International Value Equity Fund, please see the table on page 15.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

International equities posted double-digit gains for the Fund’s fiscal year ended Nov. 30, 2013, despite negative returns within most emerging markets. The rally in developed-market stocks was powered by a so-called “goldilocks” economic environment in the United States, an incipient recovery in Europe, and the earnest application of aggressive monetary policy in Japan.

Though the recession in Europe has officially ended, the pace of recovery remains barely above stall-speed. Given the depth of pessimism that had enveloped the euro zone in recent years, even such modest improvement has encouraged a flow of new money into European stocks. Investors have also been encouraged by the European Central Bank’s ability to maintain liquidity in the region’s shaky financial system, most notably in such struggling nations as Spain, Italy, Portugal, Ireland, and Greece.

Japan’s long-ailing equity market received a powerful boost during the fiscal period, largely from so-called “Abenomics,” the multi-point plan proffered by the country’s new president, Shinzo Abe. Like Europe, Japan emerged from recession in 2013, but the usual pro-cyclical drivers of equity prices were intensified by Abe’s ambitious agenda to finally banish the deflation that has bedeviled the Japanese economy. A dramatic shift toward vast monetary expansion by the Bank of Japan caused the too-strong yen to retreat, thus providing an earnings windfall for the country’s export-dominated sectors.

Emerging market equities were the clear laggards during the fiscal year, with many declining even as developed-world stocks set a series of record highs. A modest deceleration was inevitable. Many emerging market policy makers face the contending demands of supporting growth while keeping inflation in check.

Fund performance

For the fiscal year ended Nov. 30, 2013, Delaware International Value Equity Fund (Class A shares) returned +24.64% at net asset value and +17.45% at maximum offer price (both figures reflect all distributions reinvested). The Fund’s benchmark, the MSCI EAFE Index (net), advanced by 24.84% for the same period. For the Fund’s complete, annualized performance information, please see the table on page 15.

The Fund’s continuing overweight to pro-cyclical sectors was a positive contributor to relative performance over the fiscal period. Above-market exposure to cyclically geared industries and companies made sense to us from a tactical perspective. As a result, the

Fund benefited from overweight allocations to the economically sensitive consumer discretionary, industrial, and information technology groups. And while the Fund was underweight the generally strong financial sector (largely as a consequence of not owning large Australian banks that represent a significant portion of the MSCI EAFE Index), the positive effects of solid stock picking in the banking subsector more than compensated for the underweight. The Fund also gained relative performance from the less cyclically exposed consumer staples group. Conversely, the Fund’s overweight allocations to the energy and materials sectors had negative effects on relative performance.

Among individual holdings that contributed to relative performance, shares in the Paris-based company Teleperformance soared because of several company-specific factors, plus favorable cyclical positioning within the gradually reviving euro zone. Teleperformance provides outsourcing services for the management of customer service phone centers across an array of industries. The Japanese wireless provider KDDI also generated positive relative performance for the Fund. The company reported a sharp surge in its second-quarter earnings for fiscal 2014, driven by a monetarily “juiced” Japanese economy and rising secular demand for wireless service in its home market. The privatized German national postal service provider Deutsche Post also positively affected the Fund’s relative performance. Deutsche Post, which competes directly with Federal Express and is the leading player outside the U.S., also delivers traditional mail.

Individual detractors included Yamana Gold, a Canadian mining company. Notably, the price of gold has been in a sharp downturn and mining stocks (which have only a small representation in the Fund’s MSCI EAFE benchmark) are often highly correlated to expectations for the price of the metal itself. Though the spot price for gold climbed from approximately $300 to nearly $2,000 an ounce between 2001 and 2012 on fears of a financial-system meltdown and rising inflation, it has since given back about one-third of the gain. The recent selloff is attributable to factors such as (1) easing of the Fed’s aggressively expansionist monetary policy; (2) receding fears of a banking crisis in Europe, and (3) deflationary pressures in the developed world, most notably in the euro zone. The Fund continues to have exposure to the gold mining industry, while we acknowledge that the allocations were taken before a bit of price erosion set in.

Within the energy group, the Fund’s position in Subsea 7 was another significant detractor. The Norwegian company provides undersea infrastructure for petroleum development and transportation. Importantly, the capital intensive nature and heavy reliance on cutting-edge technology of its business poses considerable barriers to entry for potential competitors. Recent earnings were negatively affected by higher-than-expected input costs, plus delays associated with the expansion of the company’s operations in Brazil, where management embarked on an ambitious capital investment program. We believe that Subsea 7 has the potential for long-term growth, and continue to hold its shares in the Fund.

Fund holdings in the generic drug manufacturer Teva Pharmaceutical Industries also detracted from relative performance. Though still the biggest organization in the fast-growing generic drug business, the company’s

Portfolio management review
Delaware International Value Equity Fund

geographic and product mix has become increasingly unfavorable, leading to an erosion of market share. While generics remain a major revenue source, Teva also produces a leading specialty-brand drug for multiple sclerosis (Copaxone®) that will lose patent protection in 2014. Management compensated for the expected loss of revenue by laying off 5,000 employees. Investors were also unnerved by the unexpected departure of a new chief executive officer who had been hired to plan a corporate restructuring.

As the new fiscal period begins, we have positioned the Fund to potentially benefit if a further strengthening of pro-cyclical trends in Europe and Japan continues. Importantly, valuations in those markets do not appear stretched, in our view, especially when excluding other euro zone economies where earnings are weak to non-existent. Accordingly, the Fund’s allocations are overweight within Europe and slightly underweight in Japan, the latter solely as a consequence of recent profit-taking within the Fund’s portfolio. (The Japanese stock market leveled off in recent months as investors digested results of the Bank of Japan’s monetary expansion.)

We believe euro zone equities may currently represent good overall value potential, in part because the region’s bull market has been relatively subdued, and because the economic bar had been set so low by investors fearing the worst for the single currency. The Fund maintains a degree of exposure to emerging markets, though its allocation is low relative the Fund’s five-year history — and significantly lower than global indices that include the emerging market asset class.

With the exception of financial stocks, the Fund remains overweight within cyclical sectors such as industrials, energy, consumer discretionary, and information technology, and underweight within financials, consumer staples and utilities.

Performance summaries Delaware Emerging Markets Fund	November 30, 2013

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2013
	1 year	5 years	10 years	Lifetime
Class A (Est. June 10, 1995)
Excluding sales charge	+21.16%	+18.60%	+13.39%	8.88
Including sales charge	+14.22%	+17.19%	+12.72%	8.51
Class B (Est. June 10, 1996)
Excluding sales charge	+20.20%	+17.71%	+12.70%	8.52
Including sales charge	+16.20%	+17.47%	+12.70%	8.52
Class C (Est. June 10, 1996)
Excluding sales charge	+20.25%	+17.73%	+12.55%	8.08
Including sales charge	+19.25%	+17.73%	+12.55%	8.08
Class R (Est. Aug. 31, 2009)
Excluding sales charge	+20.86%	n/a	n/a	+9.27%
Including sales charge	+20.86%	n/a	n/a	+9.27%
Institutional Class (Est. June 10, 1996)
Excluding sales charge	+21.50%	+18.91%	+13.67%	9.18
Including sales charge	+21.50%	+18.91%	+13.67%	9.18
MCSI Emerging Markets Index (gross)	+4.02%	+17.24%	+12.45%	n/a
MCSI Emerging Markets Index (net)	+3.66%	+16.87%	+16.87%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. Expenses for each class are listed on the “Fund expense ratios” table on page 10. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Prior to Oct. 1, 2013, Class A shares had an annual distribution and service fee of 0.30% of average daily net assets. This fee was contractually limited to 0.25% during the period from Dec. 1, 2012 until Oct. 1, 2013. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus.

Performance summaries
Delaware Emerging Markets Fund

Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets. Prior to Oct. 1, 2013, Class R shares had an annual distribution and service fee of 0.60% of average daily net assets. This fee was contractually limited to 0.50% during the period from Dec. 1, 2012 until Oct. 1, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Please see the prospectus for additional information on each class’s shares.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

2The Fund’s expense ratios, as described in the most recent prospectus and any applicable supplement(s), are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.70%	2.45%	2.45%	1.95%	1.45%
(without fee waivers)
Net expenses	1.70%	2.45%	2.45%	1.95%	1.45%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a	n/a

Performance of a $10,000 investment1
Average annual total returns from Nov. 30, 2003, through Nov. 30, 2013

For period beginning Nov. 30, 2003, through Nov. 30, 2013	Starting value	Ending value
Delaware Emerging Markets Fund — Class A shares	$9,425	$33,101
MSCI Emerging Markets Index (gross)	$10,000	$32,392
MSCI Emerging Markets Index (net)	$10,000	$31,371

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Nov. 30, 2003, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 10. Please note additional details on pages 9 through 11.

The chart also assumes $10,000 invested in the MSCI Emerging Markets Index as of Nov. 30, 2003. The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEMAX	245914841
Class B	DEMBX	245914833
Class C	DEMCX	245914825
Class R	DEMRX	245914569
Institutional Class	DEMIX	245914817

Performance summaries Delaware Global Value Fund	November 30, 2013

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2013
	1 year	5 years	10 years
Class A (Est. Dec. 19, 1997)
Excluding sales charge	+26.46%	+15.68%	+7.94%
Including sales charge	+19.19%	+14.30%	+7.30%
Class B (Est. Sept. 28, 2001)
Excluding sales charge	+25.51%	+14.84%	+7.30%
Including sales charge	+21.51%	+14.58%	+7.30%
Class C (Est. Sept. 28, 2001)
Excluding sales charge	+25.48%	+14.82%	+7.14%
Including sales charge	+24.48%	+14.82%	+7.14%
Institutional Class (Est. Dec. 19, 1997)
Excluding sales charge	+26.75%	+15.96%	+8.20%
Including sales charge	+26.75%	+15.96%	+8.20%
MCSI World Index (gross)	+27.09%	+15.93%	+7.98%
MCSI World Index (net)	+26.38%	+15.27%	+7.40%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. Expenses for each class are listed on the “Fund expense ratios” table on page 13. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Prior to Oct. 1, 2013, Class A shares had an annual distribution and service fee of 0.30% of average daily net assets. This fee was contractually limited to 0.25% during the period from Dec. 1, 2012 until Oct. 1, 2013. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00%

of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Please see the prospectus for additional information on each class’s shares.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 plan, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively nonroutine expenses)) from exceeding 1.30% of the Fund’s average daily net assets during the period from Dec. 1. 2012 through Nov. 30, 2013.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Institutional Class
Total annual operating expenses	1.76%	2.51%	2.51%	1.51%
(without fee waivers)
Net expenses	1.55%	2.30%	2.30%	1.30%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

* The contractual waiver period is from March 29, 2012 through March 28, 2014.

Performance summaries
 Delaware Global Value Fund

Performance of a $10,000 investment1
Average annual total returns from Nov. 30, 2003, through Nov. 30, 2013

For period beginning Nov. 30, 2003, through Nov. 30, 2013	Starting value	Ending value
MSCI World Index (gross)	$10,000	$21,557
MSCI World Index (net)	$10,000	$20,428
Delaware Global Value Fund — Class A shares	$9,425	$20,231

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Nov. 30, 2003, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 13. Please note additional details on pages 12 through 14.

The chart also assumes $10,000 invested in the MSCI World Index as of Nov. 30, 2003. The MSCI World Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance across developed markets worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DABAX	245914718
Class B	DABBX	245914692
Class C	DABCX	245914684
Institutional Class	DABIX	245914676

Delaware International Value Equity Fund	November 30, 2013

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2013
	1 year	5 years	10 years
Class A (Est. Oct. 31, 1991)
Excluding sales charge	+24.64%	+13.98%	+6.64%
Including sales charge	+17.45%	+12.64%	+6.02%
Class B (Est. Sept. 6, 1994)
Excluding sales charge	+23.67%	+13.15%	+6.03%
Including sales charge	+19.67%	+12.87%	+6.03%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+23.60%	+13.14%	+5.88%
Including sales charge	+22.60%	+13.14%	+5.88%
Class R (Est. June 2, 2003)
Excluding sales charge	+24.28%	+13.75%	+6.41%
Including sales charge	+24.28%	+13.75%	+6.41%
Institutional Class (Est. Nov. 9, 1992)
Excluding sales charge	+24.91%	+14.30%	+6.95%
Including sales charge	+24.91%	+14.30%	+6.95%
MCSI EAFE Index (gross)	+25.36%	+13.94%	+8.04%
MCSI EAFE Index (net)	+24.84%	+13.52%	+7.56%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. Expenses for each class are listed on the “Fund expense ratios” table on page 16. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Prior to Oct. 1, 2013, Class A shares had an annual distribution and service fee of 0.30% of average daily net assets. This fee was contractually limited to 0.25% during the period from Dec. 1, 2012 until Oct. 1, 2013. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus.

Performance summaries
Delaware International Value Equity Fund

Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. In addition, the Fund’s distributor, Delaware Distributors, L.P., has contracted to limit the Fund’s Class B shares’ 12b-1 fee to no more than 0.25% of average daily net assets from Nov. 27, 2013 through Nov. 28, 2014. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets. Prior to Oct. 1, 2013, Class R shares had an annual distribution and service fee of 0.60% of average daily net assets. This fee was contractually limited to 0.50% during the period from Dec. 1, 2012 until Oct. 1, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Please see the prospectus for additional information on each class’s shares.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 plan, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively nonroutine expenses)) from exceeding 1.21% of the Fund’s average daily net assets during the period from Dec. 1, 2012 through Nov. 30, 2013.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	1.45%	2.20%	2.20%	1.70%	1.20%
(without fee waivers)
Net expenses	1.45%	1.45%	2.20%	1.70%	1.20%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

* The contractual waiver period is from March 29, 2012 through March 28, 2014.

Performance summaries
Delaware Emerging Markets Fund

Performance of a $10,000 investment1
Average annual total returns from Nov. 30, 2003, through Nov. 30, 2013

For period beginning Nov. 30, 2003, through Nov. 30, 2013	Starting value	Ending value
MSCI EAFE Index (gross)	$10,000	$21,672
MSCI EAFE Index (net)	$10,000	$20,720
Delaware International Value Equity Fund —
Class A shares	$9,425	$17,929

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Nov. 30, 2003, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 16. Please note additional details on pages 15 through 17.

The chart also assumes $10,000 invested in the MSCI EAFE Index as of Nov. 30, 2003. The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEGIX	245914106
Class B	DEIEX	245914700
Class C	DEGCX	245914858
Class R	DIVRX	245914577
Institutional Class	DEQIX	245914403

Disclosure of Fund expenses
For the six-month period from June 1, 2013 to November 30, 2013 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2013 to November 30, 2013.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Delaware Emerging Markets Fund Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/13	11/30/13	Expense Ratio	6/1/13 to 11/30/13*
Actual Fund return†
Class A	$1,000.00	$1,099.60	1.73%	$9.11
Class B	1,000.00	1,095.80	2.48%	13.03
Class C	1,000.00	1,096.00	2.48%	13.03
Class R	1,000.00	1,098.80	1.98%	10.42
Institutional Class	1,000.00	1,100.90	1.48%	7.79
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,016.39	1.73%	$8.74
Class B	1,000.00	1,012.63	2.48%	12.51
Class C	1,000.00	1,012.63	2.48%	12.51
Class R	1,000.00	1,015.14	1.98%	10.00
Institutional Class	1,000.00	1,017.65	1.48%	7.49

Delaware Global Value Fund Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/13	11/30/13	Expense Ratio	6/1/13 to 11/30/13*
Actual Fund return†
Class A	$1,000.00	$1,116.90	1.55%	$8.23
Class B	1,000.00	1,111.70	2.30%	12.18
Class C	1,000.00	1,112.70	2.30%	12.18
Institutional Class	1,000.00	1,118.60	1.30%	6.90
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.30	1.55%	$7.84
Class B	1,000.00	1,013.54	2.30%	11.61
Class C	1,000.00	1,013.54	2.30%	11.61
Institutional Class	1,000.00	1,018.55	1.30%	6.58

Disclosure of Fund expenses

Delaware International Value Equity Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/13	11/30/13	Expense Ratio	6/1/13 to 11/30/13*
Actual Fund return†
Class A	$1,000.00	$1,121.10	1.44%	$7.66
Class B	1,000.00	1,116.30	2.19%	11.62
Class C	1,000.00	1,116.50	2.19%	11.62
Class R	1,000.00	1,119.90	1.69%	8.98
Institutional Class	1,000.00	1,123.00	1.19%	6.33
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.85	1.44%	$7.28
Class B	1,000.00	1,014.09	2.19%	11.06
Class C	1,000.00	1,014.09	2.19%	11.06
Class R	1,000.00	1,016.60	1.69%	8.54
Institutional Class	1,000.00	1,019.10	1.19%	6.02

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six month period, the returns shown may differ significantly from fiscal year returns.

Security type/country and sector allocations
Delaware Emerging Markets Fund	As of November 30, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type/country	Percentage of net assets
Common Stock by Country	98.12%
Argentina	3.08%
Bahrain	0.06%
Brazil	19.45%
Chile	0.91%
China/Hong Kong	20.69%
India	4.24%
Israel	4.29%
Malaysia	0.96%
Mexico	6.15%
Peru	0.59%
Poland	1.49%
Republic of Korea	18.01%
Russia	5.66%
South Africa	2.80%
Taiwan	3.53%
Thailand	1.28%
Turkey	0.90%
United Kingdom	0.06%
United States	3.97%
Participation Notes	0.00%
Preferred Stock	2.62%
Short-Term Investments	0.13%
Total Value of Securities	100.87%
Liabilities Net of Receivables and Other Assets	(0.87%)
Total Net Assets	100.00%

Security type/country and sector allocations
Delaware Emerging Markets Fund

Commons stock, participation notes and preferred stock by sector	Percentage of net assets
Consumer Discretionary	5.18%
Consumer Staples	10.27%
Energy	14.11%
Financials	10.77%
Healthcare	4.29%
Industrials	5.63%
Information Technology	24.02%
Materials	7.27%
Telecommunication Services	18.80%
Utilities	0.40%
Total	100.74%

Delaware Global Value Fund	As of November 30, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Sector type/country	Percentage of net assets
Common Stock by Country	99.16%
Canada	6.88%
China/Hong Kong	1.98%
Denmark	2.16%
France	10.35%
Indonesia	0.82%
Israel	1.89%
Italy	1.26%
Japan	9.72%
Netherlands	1.63%
Norway	1.11%
Russia	1.83%
Switzerland	3.99%
United Kingdom	6.17%
United States	49.37%
Short-Term Investments	0.80%
Securities Lending Collateral	4.40%
Total Value of Securities	104.36%
Obligation to Return Securities Lending Collateral	(4.40%)
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%

Security type/country and sector allocations
Delaware Global Value Fund

Common stock by sector	Percentage of net assets
Consumer Discretionary	16.29%
Consumer Staples	6.89%
Energy	10.09%
Financials	18.86%
Healthcare	10.35%
Industrials	15.05%
Information Technology	11.12%
Materials	5.49%
Telecommunication Services	4.31%
Utilities	0.71%
Total	99.16%

Delaware International Value Equity Fund	As of November 30, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Sector type/country	Percentage of net assets
Common Stock by Country	98.58%
Canada	7.69%
China/Hong Kong	5.50%
Denmark	2.42%
France	20.57%
Germany	6.15%
Indonesia	0.83%
Israel	3.07%
Italy	4.06%
Japan	16.82%
Netherlands	2.48%
Norway	1.57%
Russia	1.88%
Sweden	3.50%
Switzerland	9.25%
United Kingdom	10.74%
United States	2.05%
Short-Term Investments	1.26%
Securities Lending Collateral	4.00%
Total Market Value of Securities	103.84%
Obligation to Return Securities Lending Collateral	(4.00%)
Receivables and Other Assets Net of Other Liabilities	0.16%
Total Net Assets	100.00%

Security type/country and sector allocations
Delaware International Value Equity Fund

Common stock by sector	Percentage of net assets
Consumer Discretionary	18.19%
Consumer Staples	9.33%
Energy	9.34%
Financials	15.22%
Healthcare	11.35%
Industrials	14.11%
Information Technology	6.28%
Materials	8.32%
Telecommunication Services	5.41%
Utilities	1.03%
Total	98.58%

Schedules of investments
Delaware Emerging Markets Fund	November 30, 2013

		Number of shares	Value (U.S.$)
ΔCommon Stock – 98.12%
Argentina – 3.08%
	Arcos Dorados Holdings Class A	2,315,000	$28,243,000
@	Cresud ADR	1,442,769	16,346,573
@#=†	Grupo Clarin Class B GDR 144A	353,200	2,415,829
@	IRSA Inversiones y Representaciones ADR	867,000	10,551,390
†	Pampa Energia ADR	95,300	634,698
	YPF ADR	800,000	23,776,000
			81,967,490
Bahrain – 0.06%
@#	Aluminum Bahrain GDR 144A	221,400	1,497,527
			1,497,527
Brazil – 19.45%
	AES Tiete	597,480	4,640,075
	America Latina Logistica	6,192,900	20,574,066
@†	B2W Cia Digital	3,366,500	20,408,271
	Banco Santander Brasil ADR	2,850,000	18,411,000
	Brasil Foods ADR	1,500,000	33,300,000
†	Braskem ADR	166,927	2,977,978
	Centrais Eletricas Brasileiras	2,140,204	5,415,106
	Cia Brasileira de Distribuicao Grupo
	Pao de Acucar ADR	368,300	17,339,564
	Cia Siderurgica Nacional ADR	1,800,000	9,396,000
†	Fibria Celulose ADR	2,120,000	25,588,400
@	Gerdau	2,764,900	17,672,728
†	Gol Linhas Aereas Inteligentes ADR	3,870,250	16,912,993
	Hypermarcas	4,956,800	40,065,238
	Itau Unibanco Holding ADR	3,500,000	49,245,000
	JBS	2,297,068	8,280,380
	Petroleo Brasileiro ADR	4,950,000	78,903,000
	Telefonica Brasil ADR	1,200,000	23,352,000
	Tim Participacoes ADR	4,804,065	119,044,730
	Vale ADR	400,000	6,128,000
			517,654,529
Chile – 0.91%
	Sociedad Quimica y Minera de Chile ADR	969,396	24,244,594
			24,244,594

Schedules of investments
Delaware Emerging Markets Fund

		Number of shares	Value (U.S.$)
ΔCommon Stock (continued)
China/Hong Kong – 20.69%
†	Baidu ADR	700,000	$116,598,999
†	Bitauto Holdings ADR	205,400	6,470,100
	China Mengniu Dairy	4,860,000	22,222,982
	China Mobile	3,000,000	32,311,532
	China Mobile ADR	722,265	39,175,654
	China Unicom Hong Kong ADR	1,088,334	17,206,561
	CNOOC ADR	150,000	30,702,000
	First Pacific	4,579,877	5,257,674
	Fosun International	2,886,500	2,658,396
@	Guangshen Railway	11,000,000	5,420,082
@†	Hollysys Automation Technologies	550,000	10,444,500
	Industrial & Commercial Bank of China	20,000,000	14,369,280
	Kunlun Energy	13,500,000	24,970,816
@†	Shanda Games ADR	2,122,400	8,616,944
†	SINA	950,000	73,216,499
@	Sinotrans	15,326,332	4,843,442
†	Sohu.com	1,211,500	81,642,984
@†	Tianjin Development Holdings	15,559,550	10,476,528
@†	Tom Group	21,888,000	4,432,570
@	Travelsky Technology	8,999,100	8,531,713
@	Uni-President China Holdings	30,469,000	30,890,901
			550,460,157
India – 4.24%
	ICICI Bank	800,000	13,700,861
†	Indiabulls Infrastructure & Power GDR	300,961	17,576
	Indiabulls Real Estate GDR	102,021	113,039
	Reliance Industries	3,800,000	51,958,525
#	Reliance Industries GDR 144A	1,370,003	37,455,882
@	Tata Chemicals	2,135,875	9,512,327
			112,758,210
Israel – 4.29%
	Teva Pharmaceutical Industries ADR	2,800,000	114,128,000
			114,128,000
Malaysia – 0.96%
@	Hong Leong Bank	3,059,889	13,399,173
	UEM Sunrise	17,000,000	12,125,911
			25,525,084

		Number of shares	Value (U.S.$)
ΔCommon Stock (continued)
Mexico – 6.15%
	America Movil Series L ADR	1,850,000	$42,994,000
†	Cemex ADR	2,500,000	27,325,000
†	Desarrolladora Homex ADR	628,103	747,443
†	Empresas ICA	4,500,000	8,502,747
	Fomento Economico Mexicano ADR	146,122	13,874,284
	Grupo Lala	2,724,000	6,032,546
	Grupo Televisa ADR	2,100,000	64,071,000
			163,547,020
Peru – 0.59%
	Cia de Minas Buenaventura ADR	1,335,200	15,755,360
			15,755,360
Poland – 1.49%
	Jastrzebska Spolka Weglowa	254,155	5,431,280
	Polski Koncern Naftowy Orlen	600,000	9,285,945
	Telekomunikacja Polska	7,500,000	25,080,776
			39,798,001
Republic of Korea – 18.01%
	E-Mart	90,000	22,920,781
	KB Financial Group ADR	1,200,000	44,736,000
@	KCC	118,000	52,074,730
	KT ADR	1,695,500	26,568,485
†	LG Display ADR	1,000,000	11,590,000
	LG Electronics	230,000	14,866,614
†	LG Uplus	1,840,040	18,257,643
@	Lotte Chilsung Beverage	23,000	33,384,678
@	Lotte Confectionery	10,719	17,766,914
	Samsung Electronics	70,192	99,098,333
	Samsung Life Insurance	310,000	29,880,648
†	SK Communications	171,609	786,520
†	SK Hynix	480,000	16,057,304
	SK Telecom	69,471	14,836,796
	SK Telecom ADR	3,204,700	76,528,236
			479,353,682
Russia – 5.66%
@†	Chelyabinsk Zinc Plant GDR	143,300	503,370
†	Enel OGK-5 GDR	21,161	36,757
†=#	Etalon Group GDR 144A	1,616,300	8,566,390

Schedules of investments
Delaware Emerging Markets Fund

		Number of shares	Value (U.S.$)
ΔCommon Stock (continued)
Russia (continued)
	Gazprom ADR	4,000,000	$34,520,000
	LUKOIL ADR	170,000	10,577,400
	LUKOIL ADR (London International Exchange)	167,328	10,374,336
	MegaFon GDR	450,000	14,517,000
	Mobile Telesystems ADR	1,100,000	23,188,000
	Rosneft GDR	2,855,464	20,502,232
=	Sberbank	5,944,801	18,484,248
	Surgutneftegas ADR	500,000	4,120,000
†	TGK-5 GDR	8,771	2,159
†	X5 Retail Group GDR	301,794	5,130,498
			150,522,390
South Africa – 2.80%
†	Anglo American Platinum	80,000	3,160,474
†	ArcelorMittal South Africa	1,300,000	5,213,508
	Impala Platinum Holdings	500,000	5,796,000
	Sasol	400,000	19,766,691
	Standard Bank Group	1,500,000	17,740,908
	Sun International	290,543	2,691,532
@	Tongaat Hulett	827,113	9,522,218
	Vodacom Group	900,000	10,747,770
			74,639,101
Taiwan – 3.53%
	Hon Hai Precision Industry	12,100,000	31,881,904
	MediaTek	1,089,000	16,039,050
	Taiwan Semiconductor Manufacturing	7,000,000	24,828,565
	United Microelectronics	43,000,000	17,866,432
†	Walsin Lihwa	10,711,756	3,271,097
			93,887,048
Thailand – 1.28%
	Airports of Thailand-Foreign	3,500,000	20,463,050
	Bangkok Bank-Foreign	2,300,000	13,590,583
			34,053,633
Turkey – 0.90%
†	Turkcell Iletisim Hizmetleri ADR	1,085,000	16,622,200
	Turkiye Sise ve Cam Fabrikalari	5,342,414	7,247,358
			23,869,558

		Number of shares	Value (U.S.$)
	ΔCommon Stock (continued)
	United Kingdom – 0.06%
@†	Griffin Mining	3,056,187	$1,640,476
			1,640,476
	United States – 3.97%
	Avon Products	700,000	12,481,000
†	SunEdison	2,975,955	37,824,388
†	Yahoo	1,494,626	55,271,270
			105,576,658
	Total Common Stock (cost $2,462,337,547)		2,610,878,518

	Participation Notes – 0.00%
@†=#	Lehman Indian Oil CW 12 LEPO 144A	172,132	0
@†=#	Lehman Oil & Natural Gas CW 12 LEPO 144A	254,590	0
	Total Participation Notes (cost $8,559,056)		0

	ΔPreferred Stock – 2.62%
	Brazil – 1.09%
†	Braskem Class A	1,049,994	9,350,062
	Vale Class A 5.41%	1,400,000	19,629,249
			28,979,311
	Republic of Korea – 0.84%
	Samsung Electronics 0.79%	23,662	22,427,482
			22,427,482
	Russia – 0.69%
=	AK Transneft 0.84%	7,239	18,475,296
			18,475,296
	Total Preferred Stock (cost $45,373,871)		69,882,089

Schedules of investments
Delaware Emerging Markets Fund

	Principal
	amount (U.S.$)	Value (U.S.$)
Short-Term Investments – 0.13%
Repurchase Agreements – 0.13%
Bank of America 0.04%, dated 11/29/13, to
be repurchased on 12/2/13, repurchase price
$625,344 (collateralized by U.S. Government
obligations 0.375%-1.875% 11/15/14-6/30/15;
market value $637,849)	$625,342	$625,342
BNP Paribas 0.06%, dated 11/29/13, to be
repurchased on 12/2/13, repurchase price
$2,756,672 (collateralized by U.S. Government
obligations 0.625%-2.625% 6/30/14-11/30/19;
market value $2,811,791)	2,756,658	2,756,658
Total Short-Term Investments (cost $3,382,000)		3,382,000

Total Value of Securities – 100.87%
(cost $2,519,652,474)		$2,684,142,607

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 22 in “Security type/country and sector allocations.”
@	Illiquid security. At Nov. 30, 2013, the aggregate value of illiquid securities was $290,352,884, which represented 10.91% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Nov. 30, 2013, the aggregate value of Rule 144A securities was $49,935,628, which represented 1.88% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At Nov. 30, 2013, the aggregate value of fair valued securities was $47,941,763, which represented 1.80% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
†	Non income producing security.

The following foreign currency exchange contract was outstanding at Nov. 30, 2013:[1]

Foreign Currency Exchange Contract

				Unrealized
				Appreciation
Counterparty	Contracts to Receive (Deliver)	In Exchange For	Settlement Date	(Depreciation)
MNB	HKD 249,849,836	USD (32,228,708)	12/3/13	$(762)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
HKD — Hong Kong Dollar
MNB — Mellon National Bank
USD — United States Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Global Value Fund	November 30, 2013

	Number of shares	Value (U.S.$)
ΔCommon Stock – 99.16%
Canada – 6.88%
*† CGI Group Class A	24,295	$901,696
Westjet Airlines	21,081	547,945
Yamana Gold	38,784	348,083
		1,797,724
China/Hong Kong – 1.98%
CNOOC	253,000	518,228
		518,228
Denmark – 2.16%
Carlsberg Class B	5,148	563,896
		563,896
France – 10.35%
AXA	22,056	577,816
Lafarge	7,472	530,457
Sanofi	2,370	250,608
Teleperformance	8,922	507,711
Total	6,623	401,222
* Vinci	6,798	437,034
		2,704,848
Indonesia – 0.82%
Bank Rakyat Indonesia Persero	344,622	214,624
		214,624
Israel – 1.89%
Teva Pharmaceutical Industries ADR	12,100	493,196
		493,196
Italy – 1.26%
UniCredit	45,382	329,207
		329,207
Japan – 9.72%
East Japan Railway	3,000	245,837
ITOCHU	32,853	414,573
KDDI	10,300	646,862
Mitsubishi UFJ Financial Group	44,654	287,415
Nitori Holdings	5,407	501,171
Toyota Motor	7,150	445,544
		2,541,402

	Number of shares	Value (U.S.$)
ΔCommon Stock (continued)
Netherlands – 1.63%
Koninklijke Philips Electronics	11,859	$424,414
		424,414
Norway – 1.11%
Subsea 7	14,946	290,803
		290,803
Russia – 1.83%
Mobile Telesystems ADR	22,700	478,516
		478,516
Switzerland – 3.99%
Aryzta	10,472	780,346
Transocean	5,200	261,976
		1,042,322
United Kingdom – 6.17%
National Grid	14,512	184,054
Rio Tinto	10,416	555,948
Standard Chartered	17,592	417,013
Tesco	80,122	456,231
		1,613,246
United States – 49.37%
AGCO	8,100	472,068
American Express	3,100	265,980
† Atwood Oceanics	8,400	441,504
Carnival	13,800	498,318
Caterpillar	4,800	406,080
Chevron	2,600	318,344
Cintas	7,700	427,350
Delphi Automotive	6,700	392,285
Goldman Sachs Group	3,700	625,078
Halliburton	7,700	405,636
International Business Machines	2,000	359,360
Johnson & Johnson	7,700	728,882
JPMorgan Chase	14,500	829,690
Lowe’s	7,900	375,092
† Mylan	20,600	909,078
Omnicom Group	6,300	450,135
Oracle	15,100	532,879
Pfizer	10,200	323,646

Schedules of investments
Delaware Global Value Fund

	Number of shares	Value (U.S.$)
ΔCommon Stock (continued)
United States (continued)
Target	3,900	$249,327
Time Warner	11,700	768,807
Travelers	8,300	753,142
Viacom Class B	7,200	577,224
Wells Fargo	14,300	629,486
† WESCO International	6,500	558,870
Western Union	36,300	605,121
		12,903,382
Total Common Stock (cost $19,961,447)		25,915,808

	Principal
	amount (U.S. $)
Short-Term Investments – 0.80%
≠Discount Note – 0.04%
Federal Home Loan Bank 0.05% 12/27/13	$10,318	10,318
		10,318
Repurchase Agreements – 0.28%
Bank of America 0.04%, dated 11/29/13, to be
repurchased on 12/2/13, repurchase price
$13,683 (collateralized by U.S. Government
obligations 0.375%-1.875% 11/15/14-6/30/15;
market value $13,956)	13,683	13,683
BNP Paribas 0.06%, dated 11/29/13, to be
repurchased on 12/2/13, repurchase price
$60,317 (collateralized by U.S. Government
obligations 0.625%-2.625% 6/30/14-11/30/19;
market value $61,524)	60,317	60,317
		74,000
≠U.S. Treasury Obligation – 0.48%
U.S. Treasury Bill 0.02% 12/19/13	126,153	126,152
		126,152
Total Short-Term Investments (cost $210,469)		210,470

Total Value of Securities Before Securities
Lending Collateral – 99.96% (cost $20,171,916)		26,126,278

	Number of shares	Value (U.S.$)
**Securities Lending Collateral – 4.40%
Investment Companies
Delaware Investments Collateral Fund No. 1	1,148,404	$1,148,404
Total Securities Lending Collateral (cost $1,148,404)		1,148,404

©Total Value of Securities – 104.36%
(cost $21,320,320)		$27,274,682

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 24 in “Security type/sector and country allocations.”
*	Fully or partially on loan.
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 9 in “Notes to financial statements” for additional information on securities lending collateral.
©	Includes $1,078,746 of securities loaned.

ADR — American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware International Value Equity Fund	November 30, 2013

	Number of shares	Value (U.S. $)
ΔCommon Stock – 98.58%
Canada – 7.69%
AuRico Gold	531,129	$2,060,792
*† CGI Group Class A	340,673	12,643,897
Westjet Airlines	262,690	6,827,936
Yamana Gold	355,772	3,193,019
		24,725,644
China/Hong Kong – 5.50%
CNOOC	3,488,000	7,144,581
Techtronic Industries	1,296,500	3,486,811
Yue Yuen Industrial Holdings	2,255,500	7,055,120
		17,686,512
Denmark – 2.42%
Carlsberg Class B	71,062	7,783,911
		7,783,911
France – 20.57%
* AXA	425,661	11,151,344
* Kering	21,291	4,721,640
* Lafarge	103,142	7,322,318
* Publicis Groupe	93,880	8,297,185
Sanofi	99,050	10,473,721
* Teleperformance	132,347	7,531,268
Total	125,845	7,623,700
Vinci	139,734	8,983,310
		66,104,486
Germany – 6.15%
Bayerische Motoren Werke	43,305	4,975,057
Deutsche Post	285,339	10,089,716
* Stada Arzneimittel	91,193	4,711,819
		19,776,592
Indonesia – 0.83%
Bank Rakyat Indonesia Persero	4,285,500	2,668,922
		2,668,922
Israel – 3.07%
Teva Pharmaceutical Industries ADR	241,900	9,859,844
		9,859,844

	Number of shares	Value (U.S. $)
ΔCommon Stock (continued)
Italy – 4.06%
Saipem	241,769	$5,425,682
UniCredit	1,050,171	7,618,069
		13,043,751
Japan – 16.82%
Don Quijote	46,400	2,841,510
East Japan Railway	37,844	3,101,149
ITOCHU	664,660	8,387,368
KDDI	69,700	4,377,311
Mitsubishi UFJ Financial Group	1,724,257	11,098,162
Nippon Telegraph & Telephone	74,882	3,759,276
Nitori Holdings	74,247	6,881,907
Toyota Motor	218,300	13,603,107
		54,049,790
Netherlands – 2.48%
* Koninklijke Philips Electronics	222,295	7,955,575
		7,955,575
Norway – 1.57%
Subsea 7	259,259	5,044,377
		5,044,377
Russia – 1.88%
Mobile Telesystems ADR	287,300	6,056,284
		6,056,284
Sweden – 3.50%
Meda Class A	68,913	849,837
Nordea Bank	803,473	10,386,409
		11,236,246
Switzerland – 9.25%
Aryzta	192,372	14,335,057
Novartis	133,925	10,585,467
Transocean	95,100	4,791,138
		29,711,662
United Kingdom – 10.74%
National Grid	259,872	3,295,924
Rexam	758,958	6,205,206
Rio Tinto	149,154	7,961,012
Standard Chartered	252,437	5,983,944

Schedules of investments
Delaware International Value Equity Fund

	Number of shares	Value (U.S. $)
ΔCommon Stock (continued)
United Kingdom (continued)
Tesco	1,380,793	$7,862,514
Vodafone Group	861,285	3,196,730
		34,505,330
United States – 2.05%
Carnival	182,700	6,597,297
		6,597,297
Total Common Stock (cost $261,791,489)		316,806,223

	Principal
	amount (U.S. $)
Short-Term Investments – 1.26%
Repurchase Agreements – 0.32%
Bank of America 0.04%, dated 11/29/13, to
be repurchased on 12/2/13, repurchase price
$187,123 (collateralized by U.S. Government
obligations 0.375%-1.875% 11/15/14-6/30/15;
market value $190,864)	$187,122	187,122
BNP Paribas 0.06%, dated 11/29/13, to be
repurchased on 12/2/13, repurchase price
$824,882 (collateralized by U.S. Government
obligations 0.625%-2.625% 6/30/14-11/30/19;
market value $841,376)	824,878	824,878
		1,012,000
≠U.S. Treasury Obligations – 0.94%
U.S. Treasury Bills
0.02% 12/19/13	2,412,839	2,412,824
0.033% 1/23/14	276,122	276,117
0.065% 4/24/14	331,346	331,229
		3,020,170
Total Short-Term Investments (cost $4,032,183)		4,032,170

Total Value of Securities Before Securities
Lending Collateral – 99.84% (cost $265,823,672)		320,838,393

	Number of shares	Value (U.S. $)
**Securities Lending Collateral – 4.00%
Investment Companies
Delaware Investments Collateral Fund No. 1	12,870,123	$12,870,123
Total Securities Lending Collateral
(cost $12,870,123)		12,870,123

©Total Value of Securities – 103.84%
(cost $278,693,795)		$333,708,516

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 26 in “Security type/country and sector allocations.”
*	Fully or partially on loan.
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.
**	See Note 9 in “Notes to financial statements” for additional information on securities lending collateral.
©	Includes $12,037,711 of securities loaned.

ADR — American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
November 30, 2013

	Delaware	Delaware	Delaware
	Emerging	Global	International
	Markets	Value	Value Equity
	Fund	Fund	Fund
Assets:
Investments, at value[1,2]	$2,680,760,607	$25,915,808	$316,806,223
Short-term investments, at value[3]	3,382,000	210,470	4,032,170
Short-term investments held as collateral
for loaned securities, at value[4]	—	1,148,404	12,870,123
Cash	1,758,549	2,511	1,325
Foreign currencies, at value[5]	12,845	2,168	28,877
Receivables for fund shares sold	11,674,780	561	439,507
Receivable for securities sold	7,163,042	—	—
Dividends and interest receivable	3,482,101	63,049	825,331
Securities lending income receivable	—	190	1,508
Total assets	2,708,233,924	27,343,161	335,005,064

Liabilities:
Payables for securities purchased	41,388,165	—	—
Payables for fund shares redeemed	1,683,587	1,728	296,184
Investment management fees payable	2,538,398	5,067	220,068
Distribution fees payable	248,878	9,165	51,252
Trustees’ fees and expenses payable	18,552	179	2,149
Other affiliates payable	121,577	1,597	15,508
Deferred capital gain tax	207,984	—	—
Obligation to return securities
lending collateral	—	1,148,404	12,870,123
Unrealized loss on foreign currency
exchange contracts	762	—	—
Other accrued expenses	1,079,693	40,932	192,823
Total liabilities	47,287,596	1,207,072	13,648,107

Total Net Assets	$2,660,946,328	$26,136,089	$321,356,957

[1]Investments, at cost	$2,516,270,474	$19,961,447	$261,791,489
[2]Including securities on loan	—	1,078,746	12,037,711
[3]Short-term investments, at cost	3,382,000	210,469	4,032,183
[4]Short-term investments held as collateral
for loaned securities, at cost	—	1,148,404	12,870,123
[5]Foreign currencies, at cost	18,193	2,161	28,556

	Delaware	Delaware	Delaware
	Emerging	Global	International
	Markets	Value	Value Equity
	Fund	Fund	Fund
Net Assets Consist of:
Paid-in capital	$2,511,237,992	$45,912,152	$467,808,446
Undistributed (distributions in excess of)
net investment income	(6,879,582)	123,862	3,398,796
Accumulated net realized loss
on investments	(7,684,297)	(25,854,011)	(204,863,763)
Net unrealized appreciation
of investments and derivatives	164,272,215	5,954,086	55,013,478
Total Net Assets	$2,660,946,328	$26,136,089	$321,356,957

Statements of assets and liabilities

	Delaware	Delaware	Delaware
	Emerging	Global	International
	Markets	Value	Value Equity
	Fund	Fund	Fund
Net Asset Value

Class A
Net assets	$498,686,032	$16,951,397	$104,289,157
Shares of beneficial interest outstanding,
unlimited authorization, no par	30,718,290	1,504,553	7,315,364
Net asset value per share	$16.23	$11.27	$14.26
Sales charge	5.75%	5.75%	5.75%
Offering price per share, equal to net asset
value per share/(1 - sales charge)	$17.22	$11.96	$15.13

Class B
Net assets	$2,003,502	$1,190,689	$1,989,632
Shares of beneficial interest outstanding,
unlimited authorization, no par	130,660	107,731	141,991
Net asset value per share	$15.33	$11.05	$14.01

Class C
Net assets	$180,167,706	$5,881,593	$33,565,997
Shares of beneficial interest outstanding,
unlimited authorization, no par	11,775,410	532,001	2,398,892
Net asset value per share	$15.30	$11.06	$13.99

Class R
Net assets	$5,281,667	$—	$2,898,332
Shares of beneficial interest outstanding,
unlimited authorization, no par	323,022	—	204,156
Net asset value per share	$16.35	$—	$14.20

Institutional Class
Net assets	$1,974,807,421	$2,112,410	$178,613,839
Shares of beneficial interest outstanding,
unlimited authorization, no par	120,704,856	186,672	12,467,478
Net asset value per share	$16.36	$11.32	$14.33

See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Delaware International Funds	Year Ended November 30, 2013

	Delaware	Delaware	Delaware
	Emerging	Global	International
	Markets	Value	Value Equity
	Fund	Fund	Fund
Investment Income:
Dividends	$48,040,500	$620,682	$8,224,983
Securities lending income	600,035	3,472	101,224
Interest	11,256	—	5,205
Foreign tax withheld	(5,066,513)	(41,635)	(754,797)
	43,585,278	582,519	7,576,615

Expenses:
Management fees	27,567,758	215,653	2,328,988
Distribution expenses – Class A	1,487,775	47,459	285,364
Distribution expenses – Class B	48,150	12,841	23,873
Distribution expenses – Class C	1,607,077	57,961	317,745
Distribution expenses – Class R	20,111	—	14,655
Dividend disbursing and transfer agent
fees and expenses	2,873,225	44,628	520,424
Custodian fees	1,813,376	11,005	100,349
Accounting and administration expenses	904,036	9,833	106,184
Reports and statements to shareholders	279,213	6,635	38,368
Registration fees	227,911	51,838	67,298
Legal fees	177,625	2,184	22,361
Trustees’ fees and expenses	118,927	1,507	14,077
Audit and tax	70,396	31,804	117,080
Other expenses	82,726	12,349	21,569
	37,278,306	505,697	3,978,335
Less fees waived	—	(57,366)	(42,761)
Less waived distribution expenses – Class A	(213,247)	(6,746)	(40,411)
Less waived distribution expenses – Class B	—	—	(163)
Less waived distribution expenses – Class R	(2,674)	—	(2,046)
Less expense paid indirectly	(5,045)	(109)	(403)
Total operating expenses	37,057,340	441,476	3,892,551
Net Investment Income	6,527,938	141,043	3,684,064

	Delaware	Delaware	Delaware
	Emerging	Global	International
	Markets	Value	Value Equity
	Fund	Fund	Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$41,921,533	$1,555,625	$14,443,563
Foreign currencies	(611,621)	(6,380)	(245,408)
Foreign currency exchange contracts	(1,048,024)	(1,859)	(33,556)
Net realized gain	40,261,888	1,547,386	14,164,599
Net change in unrealized
appreciation (depreciation) of:
Investments	368,953,135	4,205,419	42,187,297
Deferred capital gain tax	(207,984)	—	—
Foreign currencies	237,126	829	7,275
Foreign currency exchange contracts	5,878	379	2,745
Net change in unrealized
appreciation (depreciation)	368,988,155	4,206,627	42,197,317
Net Realized and Unrealized Gain	409,250,043	5,754,013	56,361,916

Net Increase in Net Assets Resulting
from Operations	$415,777,981	$5,895,056	$60,045,980

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Emerging Markets Fund

	Year Ended
	11/30/13	11/30/12
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,527,938	$15,082,374
Net realized gain (loss)	40,261,888	(40,458,548)
Net change in unrealized appreciation (depreciation)	368,988,155	145,058,681
Net increase in net assets resulting from operations	415,777,981	119,682,507

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(3,756,687)	(5,190,178)
Class B	(9,878)	(27,163)
Class C	(202,361)	(395,824)
Class R	(14,827)	(11,209)
Institutional Class	(12,627,833)	(20,800,480)

Net realized gain:
Class A	—	(5,549,636)
Class B	—	(144,971)
Class C	—	(2,116,135)
Class R	—	(16,575)
Institutional Class	—	(17,312,975)
	(16,611,586)	(51,565,146)

Capital Share Transactions:
Proceeds from shares sold:
Class A	248,382,050	124,754,308
Class B	7,492	33,542
Class C	37,157,276	17,529,258
Class R	2,834,307	2,606,649
Institutional Class	1,440,898,568	571,758,270

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	3,590,383	9,750,742
Class B	8,043	151,045
Class C	189,656	2,357,110
Class R	14,769	27,784
Institutional Class	8,041,584	16,511,120
	1,741,124,128	745,479,828

	Year Ended
	11/30/13	11/30/12
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(320,545,792)	$(220,711,872)
Class B	(8,006,639)	(4,887,729)
Class C	(41,708,637)	(63,877,104)
Class R	(933,175)	(1,517,199)
Institutional Class	(962,636,613)	(1,091,975,122)
	(1,333,830,856)	(1,382,969,026)
Increase (decrease) in net assets derived
from capital share transactions	407,293,272	(637,489,198)
Net Increase (Decrease) in Net Assets	806,459,667	(569,371,837)

Net Assets:
Beginning of year	1,854,486,661	2,423,858,498
End of year	$2,660,946,328	$1,854,486,661

Undistributed (distribution in excess of)
net investment income	$(6,879,582)	$5,121,019

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Global Value Fund

	Year Ended
	11/30/13	11/30/12
Increase in Net Assets from Operations:
Net investment income	$141,043	$234,272
Net realized gain	1,547,386	1,706,794
Net change in unrealized appreciation (depreciation)	4,206,627	446,541
Net increase in net assets resulting from operations	5,895,056	2,387,607

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(179,934)	(196,665)
Class B	(5,593)	(7,253)
Class C	(24,308)	(20,812)
Institutional Class	(26,060)	(22,654)
	(235,895)	(247,384)

Capital Share Transactions:
Proceeds from shares sold:
Class A	1,321,476	1,517,979
Class B	10	654
Class C	605,566	451,134
Institutional Class	252,233	361,033

Net asset value of shares issued upon
reinvestment of dividends and distributions:
Class A	172,168	180,112
Class B	5,375	5,392
Class C	21,422	18,172
Institutional Class	24,937	21,769
	2,403,187	2,556,245

	Year Ended
	11/30/13	11/30/12
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(4,655,816)	$(4,555,099)
Class B	(505,668)	(1,136,796)
Class C	(1,911,528)	(1,817,189)
Institutional Class	(544,856)	(280,080)
	(7,617,868)	(7,789,164)
Decrease in net assets derived from
capital share transactions	(5,214,681)	(5,232,919)
Net Increase (Decrease) in Net Assets	444,480	(3,092,696)

Net Assets:
Beginning of year	25,691,609	28,784,305
End of year	$26,136,089	$25,691,609

Undistributed net investment income	$123,862	$226,953

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware International Value Equity Fund

	Year Ended
	11/30/13	11/30/12
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,684,064	$3,372,175
Net realized gain (loss)	14,164,599	(8,648,142)
Net change in unrealized appreciation (depreciation)	42,197,317	27,372,275
Net increase in net assets resulting from operations	60,045,980	22,096,308

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,225,107)	(1,835,892)
Class B	(16,953)	(44,972)
Class C	(193,459)	(336,690)
Class R	(25,179)	(36,492)
Institutional Class	(1,680,914)	(1,910,330)
	(3,141,612)	(4,164,376)

Capital Share Transactions:
Proceeds from shares sold:
Class A	12,714,093	12,137,244
Class B	7,448	43,440
Class C	3,099,303	2,150,430
Class R	841,843	589,934
Institutional Class	66,706,496	41,627,804

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	1,192,834	1,753,383
Class B	16,649	43,418
Class C	187,429	322,306
Class R	25,179	36,492
Institutional Class	1,662,153	1,827,621
	86,453,427	60,532,072

	Year Ended
	11/30/13	11/30/12
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(23,394,194)	$(31,365,263)
Class B	(1,542,365)	(2,061,939)
Class C	(6,812,238)	(7,591,728)
Class R	(792,688)	(828,313)
Institutional Class	(26,523,099)	(33,252,271)
	(59,064,584)	(75,099,514)
Increase (decrease) in net assets derived from
capital share transactions	27,388,843	(14,567,442)
Net Increase in Net Assets	84,293,211	3,364,490

Net Assets:
Beginning of year	237,063,746	233,699,256
End of year	$321,356,957	$237,063,746

Undistributed net investment income	$3,398,796	$2,975,693

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Emerging Markets Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/13	11/30/12	11/30/11	11/30/10	11/30/09
$13.500	$13.050	$14.860	$12.880	$7.940

0.023	0.077	0.094	0.151	0.043
2.816	0.642	(1.819)	1.834	5.736
2.839	0.719	(1.725)	1.985	5.779

(0.109)	(0.130)	(0.085)	(0.005)	(0.016)
—	(0.139)	—	—	(0.823)
(0.109)	(0.269)	(0.085)	(0.005)	(0.839)

$16.230	$13.500	$13.050	$14.860	$12.880

21.16%	5.67%	(11.70% )	15.42%	79.84%

$498,686	$470,670	$542,207	$546,275	$399,840
1.71%	1.70%	1.78%	1.85%	1.91%

1.75%	1.75%	1.83%	1.90%	1.98%
0.16%	0.59%	0.63%	1.10%	0.45%

0.12%	0.54%	0.58%	1.05%	0.38%
24%	15%	19%	27%	37%

Financial highlights
Delaware Emerging Markets Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/13	11/30/12	11/30/11	11/30/10	11/30/09
$12.770	$12.340	$14.080	$12.300	$7.640

(0.083)	(0.020)	(0.018)	0.046	(0.025)
2.660	0.615	(1.722)	1.734	5.508
2.577	0.595	(1.740)	1.780	5.483

(0.017)	(0.026)	—	—	—
—	(0.139)	—	—	(0.823)
(0.017)	(0.165)	—	—	(0.823)

$15.330	$12.770	$12.340	$14.080	$12.300

20.20%	4.84%	(12.36% )	14.47%	78.59%

$2,003	$9,021	$13,359	$19,030	$20,022
2.46%	2.45%	2.53%	2.60%	2.66%

2.46%	2.45%	2.53%	2.60%	2.68%
(0.59% )	(0.16% )	(0.12% )	0.35%	(0.30% )

(0.59% )	(0.16% )	(0.12% )	0.35%	(0.32% )
24%	15%	19%	27%	37%

Financial highlights
Delaware Emerging Markets Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/13	11/30/12	11/30/11	11/30/10	11/30/09
$12.740	$12.320	$14.050	$12.270	$7.630

(0.083)	(0.020)	(0.017)	0.046	(0.026)
2.660	0.605	(1.713)	1.734	5.489
2.577	0.585	(1.730)	1.780	5.463

(0.017)	(0.026)	—	—	—
—	(0.139)	—	—	(0.823)
(0.017)	(0.165)	—	—	(0.823)

$15.300	$12.740	$12.320	$14.050	$12.270

20.25%	4.85%	(12.31% )	14.51%	78.68%

$180,168	$155,040	$194,124	$222,957	$157,383
2.46%	2.45%	2.53%	2.60%	2.66%

2.46%	2.45%	2.53%	2.60%	2.68%
(0.59% )	(0.16% )	(0.12% )	0.35%	(0.30% )

(0.59% )	(0.16% )	(0.12% )	0.35%	(0.32% )
24%	15%	19%	27%	37%

Financial highlights
Delaware Emerging Markets Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived
Portfolio turnover

[1] Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

				8/31/09[1]
Year Ended				to
11/30/13	11/30/12	11/30/11	11/30/10	11/30/09
$13.600	$13.140	$14.960	$13.010	$11.520

(0.014)	0.044	0.056	0.123	(0.030)
2.839	0.649	(1.833)	1.832	1.520
2.825	0.693	(1.777)	1.955	1.490

(0.075)	(0.094)	(0.043)	(0.005)	—
—	(0.139)	—	—	—
(0.075)	(0.233)	(0.043)	(0.005)	—

$16.350	$13.600	$13.140	$14.960	$13.010

20.86%	5.41%	(11.93% )	15.03%	12.93%

$5,282	$2,691	$1,500	$440	$—	[4]
1.96%	1.95%	2.03%	2.10%	2.11%

2.04%	2.05%	2.13%	2.20%	2.22%
(0.09% )	0.34%	0.38%	0.85%	(0.88%	)

(0.17% )	0.24%	0.28%	0.75%	(0.99%	)
24%	15%	19%	27%	37%	[5]

[4] Net assets were less than $500.
[5] Portfolio turnover is representative of the Fund for the entire year.

Financial highlights
Delaware Emerging Markets Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/13	11/30/12	11/30/11	11/30/10	11/30/09
$13.600	$13.160	$14.970	$12.980	$8.000

0.061	0.111	0.131	0.190	0.068
2.841	0.635	(1.821)	1.831	5.786
2.902	0.746	(1.690)	2.021	5.854

(0.142)	(0.167)	(0.120)	(0.031)	(0.051)
—	(0.139)	—	—	(0.823)
(0.142)	(0.306)	(0.120)	(0.031)	(0.874)

$16.360	$13.600	$13.160	$14.970	$12.980

21.50%	5.86%	(11.42% )	15.69%	80.39%

$1,974,807	$1,217,065	$1,672,668	$655,310	$148,662
1.46%	1.45%	1.53%	1.60%	1.66%

1.46%	1.45%	1.53%	1.60%	1.68%
0.41%	0.84%	0.88%	1.35%	0.70%

0.41%	0.84%	0.88%	1.35%	0.68%
24%	15%	19%	27%	37%

Financial highlights
Delaware Global Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waiver by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/13	11/30/12	11/30/11	11/30/10	11/30/09
$9.010	$8.310	$8.300	$8.050	$5.790

0.075	0.093	0.101	0.067	0.106
2.286	0.699	(0.053)	0.293	2.315
2.361	0.792	0.048	0.360	2.421

(0.101)	(0.092)	(0.038)	(0.110)	(0.161)
(0.101)	(0.092)	(0.038)	(0.110)	(0.161)

$11.270	$9.010	$8.310	$8.300	$8.050

26.46%	9.65%	0.55%	4.53%	42.14%

$16,951	$16,479	$17,989	$20,844	$24,823
1.55%	1.55%	1.55%	1.55%	1.56%

1.82%	1.81%	1.88%	2.07%	2.09%
0.75%	1.08%	1.12%	0.84%	1.66%

0.48%	0.82%	0.79%	0.32%	1.13%
27%	69%	40%	50%	47%

Financial highlights
Delaware Global Value Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Amount is less than (0.001) per share.
[4] Amount is less than (0.01%).

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/13		11/30/12	11/30/11	11/30/10	11/30/09
$8.840		$8.150	$8.170	$7.940	$5.680

—	[3]	0.027	0.033	0.007	0.059
2.247		0.689	(0.053)	0.285	2.297
2.247		0.716	(0.020)	0.292	2.356

(0.037)		(0.026)	—	(0.062)	(0.096)
(0.037)		(0.026)	—	(0.062)	(0.096)

$11.050		$8.840	$8.150	$8.170	$7.940

25.51%		8.82%	(0.24% )	3.70%	41.36%

$1,191		$1,403	$2,365	$3,136	$4,255
2.30%		2.30%	2.30%	2.30%	2.31%

2.53%		2.51%	2.58%	2.77%	2.79%
0.00%	[4]	0.33%	0.37%	0.09%	0.91%

(0.23%	)	0.12%	0.09%	(0.38% )	0.43%
27%		69%	40%	50%	47%

Financial highlights
Delaware Global Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3] Amount is less than (0.01%).

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/13	11/30/12	11/30/11	11/30/10	11/30/09
$8.850	$8.150	$8.170	$7.940	$5.690

(0.001)	0.028	0.033	0.007	0.059
2.248	0.698	(0.053)	0.285	2.287
2.247	0.726	(0.020)	0.292	2.346

(0.037)	(0.026)	—	(0.062)	(0.096)
(0.037)	(0.026)	—	(0.062)	(0.096)

$11.060	$8.850	$8.150	$8.170	$7.940

25.48%	8.94%	(0.24% )	3.70%	41.12%

$5,882	$5,878	$6,745	$8,193	$10,845
2.30%	2.30%	2.30%	2.30%	2.31%

2.53%	2.51%	2.58%	2.77%	2.79%
0.00% [3]	0.33%	0.37%	0.09%	0.91%

(0.23% )	0.12%	0.09%	(0.38% )	0.43%
27%	69%	40%	50%	47%

Financial highlights
Delaware Global Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/13	11/30/12	11/30/11	11/30/10	11/30/09
$9.050	$8.340	$8.340	$8.080	$5.810

0.101	0.115	0.124	0.087	0.123
2.291	0.709	(0.066)	0.300	2.330
2.392	0.824	0.058	0.387	2.453

(0.122)	(0.114)	(0.058)	(0.127)	(0.183)
(0.122)	(0.114)	(0.058)	(0.127)	(0.183)

$11.320	$9.050	$8.340	$8.340	$8.080

26.75%	10.03%	0.65%	4.86%	42.46%

$2,112	$1,932	$1,685	$1,677	$1,390
1.30%	1.30%	1.30%	1.30%	1.31%

1.53%	1.51%	1.58%	1.77%	1.79%
1.00%	1.33%	1.37%	1.09%	1.91%

0.77%	1.12%	1.09%	0.62%	1.43%
27%	69%	40%	50%	47%

Financial highlights
Delaware International Value Equity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/13	11/30/12	11/30/11	11/30/10	11/30/09
$11.590	$10.710	$11.570	$11.400	$8.120

0.169	0.164	0.211	0.136	0.212
2.654	0.909	(0.966)	0.266	3.375
2.823	1.073	(0.755)	0.402	3.587

(0.153)	(0.193)	(0.105)	(0.232)	(0.307)
(0.153)	(0.193)	(0.105)	(0.232)	(0.307)

$14.260	$11.590	$10.710	$11.570	$11.400

24.64%	10.25%	(6.64% )	3.60%	44.76%

$104,289	$93,440	$103,418	$130,865	$154,721
1.45%	1.47%	1.59%	1.65%	1.52%

1.51%	1.50%	1.59%	1.69%	1.78%
1.31%	1.49%	1.70%	1.21%	2.33%

1.25%	1.46%	1.70%	1.17%	2.07%
30%	34%	42%	37%	35%

Financial highlights
Delaware International Value Equity Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/13	11/30/12	11/30/11	11/30/10	11/30/09
$11.400	$10.520	$11.380	$11.230	$7.980

0.071	0.083	0.123	0.057	0.149
2.612	0.906	(0.955)	0.260	3.322
2.683	0.989	(0.832)	0.317	3.471

(0.073)	(0.109)	(0.028)	(0.167)	(0.221)
(0.073)	(0.109)	(0.028)	(0.167)	(0.221)

$14.010	$11.400	$10.520	$11.380	$11.230

23.67%	9.53%	(7.35% )	2.86%	43.65%

$1,990	$3,009	$4,703	$7,670	$10,796
2.20%	2.20%	2.29%	2.35%	2.22%

2.22%	2.20%	2.29%	2.39%	2.48%
0.56%	0.76%	1.00%	0.51%	1.63%

0.54%	0.76%	1.00%	0.47%	1.37%
30%	34%	42%	37%	35%

Financial highlights
Delaware International Value Equity Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/13	11/30/12	11/30/11	11/30/10	11/30/09
$11.380	$10.510	$11.370	$11.220	$7.960

0.071	0.083	0.122	0.056	0.149
2.612	0.896	(0.954)	0.261	3.332
2.683	0.979	(0.832)	0.317	3.481

(0.073)	(0.109)	(0.028)	(0.167)	(0.221)
(0.073)	(0.109)	(0.028)	(0.167)	(0.221)

$13.990	$11.380	$10.510	$11.370	$11.220

23.60%	9.53%	(7.35% )	2.87%	43.71%

$33,566	$30,510	$33,164	$43,620	$54,235
2.20%	2.20%	2.29%	2.35%	2.22%

2.22%	2.20%	2.29%	2.39%	2.48%
0.56%	0.76%	1.00%	0.51%	1.63%

0.54%	0.76%	1.00%	0.47%	1.37%
30%	34%	42%	37%	35%

Financial highlights
Delaware International Value Equity Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/13	11/30/12	11/30/11	11/30/10	11/30/09
$11.540	$10.660	$11.520	$11.360	$8.080

0.136	0.138	0.186	0.112	0.192
2.651	0.911	(0.965)	0.259	3.370
2.787	1.049	(0.779)	0.371	3.562

(0.127)	(0.169)	(0.081)	(0.211)	(0.282)
(0.127)	(0.169)	(0.081)	(0.211)	(0.282)

$14.200	$11.540	$10.660	$11.520	$11.360

24.28%	10.13%	(6.85% )	3.32%	44.55%

$2,898	$2,288	$2,321	$3,127	$2,985
1.70%	1.70%	1.79%	1.85%	1.72%

1.80%	1.80%	1.89%	1.99%	2.08%
1.06%	1.26%	1.50%	1.01%	2.13%

0.96%	1.16%	1.40%	0.87%	1.77%
30%	34%	42%	37%	35%

Financial highlights
Delaware International Value Equity Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
11/30/13	11/30/12	11/30/11	11/30/10	11/30/09
$11.650	$10.770	$11.630	$11.450	$8.170

0.203	0.194	0.250	0.170	0.239
2.659	0.916	(0.972)	0.270	3.385
2.862	1.110	(0.722)	0.440	3.624

(0.182)	(0.230)	(0.138)	(0.260)	(0.344)
(0.182)	(0.230)	(0.138)	(0.260)	(0.344)

$14.330	$11.650	$10.770	$11.630	$11.450

24.91%	10.59%	(6.36% )	3.93%	45.13%

$178,614	$107,817	$90,093	$136,765	$140,824
1.20%	1.20%	1.29%	1.35%	1.22%

1.22%	1.20%	1.29%	1.39%	1.48%
1.56%	1.76%	2.00%	1.51%	2.63%

1.54%	1.76%	2.00%	1.47%	2.37%
30%	34%	42%	37%	35%

Notes to financial statements
Delaware International Funds	November 30, 2013

Delaware Group® Global & International Funds (Trust) is organized as a Delaware statutory trust and offers five series: Delaware Emerging Markets Fund, Delaware Focus Global Growth Fund, Delaware Global Value Fund, Delaware International Value Equity Fund and Delaware Macquarie Global Infrastructure Fund. These financial statements and the related notes pertain to Delaware Emerging Markets Fund, Delaware Global Value Fund and Delaware International Value Equity Fund (each, a Fund or collectively, the Funds). The Trust is an open-end investment company. Each Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R, and Institutional Class shares. As of Nov. 30, 2013, Delaware Global Value Fund has not commenced operations of its Class R shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4.00% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Delaware Emerging Markets Fund and Delaware Global Value Fund is to seek long-term capital appreciation.

The investment objective of Delaware International Value Equity Fund is to seek long-term growth without undue risk to principal.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken for all open federal income tax years (Nov. 30, 2010 – Nov. 30, 2013), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regards to foreign taxes only, each Fund has open tax years in certain foreign countries it invests in that may date back to the inception of each Fund.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with each Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 29, 2013.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon

Notes to financial statements
Delaware International Funds

1. Significant Accounting Policies (continued)

settlement of the foreign currency transaction are reported in operations for the current period. The Funds’ generally do not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. Each Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to each Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that a Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Each Fund declares and pays distributions from net investment income and net realized gain on investments, if any, annually. The Funds may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended Nov. 30, 2013.

Each Fund receives earnings credits from their transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses and appears on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended Nov. 30, 2013, each Fund earned the following amounts under this agreement:

Delaware Emerging	Delaware Global	Delaware International
Markets Fund	Value Fund	Value Equity Fund
$5,045	$109	$403

During the fiscal year ended Nov. 30, 2013, the Delaware Emerging Markets Fund frequently maintained a negative cash balance with its custodian, which is considered a form of borrowing or leverage. If the Fund maintains a negative cash balance and the Fund’s investments decrease in value, the Fund’s losses will be greater than if the Fund did not maintain a negative cash balance. The Fund is required to pay interest to the custodian on negative cash balances. During the fiscal year ended Nov. 30, 2013, the Fund had an average outstanding balance of 1.37% based on average net assets.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective Investment Management Agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund’s average daily net assets as follows:

	Delaware Emerging	Delaware Global	Delaware International
	Markets Fund	Value Fund	Value Equity Fund
On the first $500 million	1.25%	0.85%	0.85%
On the next $500 million	1.20%	0.80%	0.80%
On the next $1.5 billion	1.15%	0.75%	0.75%
In excess of $2.5 billion	1.10%	0.70%	0.70%

DMC has contractually agreed to waive all or a portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that total annual operating expenses, (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) (collectively nonroutine expenses) do not exceed specified percentages of average daily net assets of each Fund from Dec. 1, 2012 through Nov. 30, 2013 as shown below*. These waivers and reimbursements may be terminated only by agreement of the Funds’ Board and DMC and apply only to expenses paid directly by the Funds.

	Delaware Emerging	Delaware Global	Delaware International
	Markets Fund	Value Fund	Value Equity Fund
Operating expense limitation as a
percentage of average daily net
assets (per annum)	None	1.30%	1.21%

* The contractual period is from March 29, 2012 through March 28, 2014.

Notes to financial statements
Delaware International Funds

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, each Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended Nov. 30, 2013, each Fund was charged for these services as follows:

Delaware Emerging	Delaware Global	Delaware International
Markets Fund	Value Fund	Value Equity Fund
$112,970	$1,229	$13,269

DSC is also the transfer agent and dividend disbursing agent of each Fund. For these services, each Fund pays DSC fees based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are passed on to and paid directly by each Fund. These amounts are included in the statements of operations as dividend disbursing and transfer agent fees and expenses. For the year ended Nov. 30, 2013, each Fund was charged the following amounts for these services by DSC:

DSC
Delaware Emerging Markets Fund	$515,833
Delaware Global Value Fund	5,619
Delaware International Value Equity Fund	60,597

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and Class C shares, and 0.50% of the average daily net assets of the Class R shares. Effective Nov. 27, 2013, DDLP contractually limited the Delaware International Value Equity Fund’s Class B shares’ 12b-1 fee to no more than 0.25% of the average daily net assets of the Class B shares. Prior to Oct. 1, 2013, each Fund paid an annual distribution and service fee of 0.30% and 0.60%, respectively, of the average daily net assets of the Class A and Class R shares’. For the period from Dec. 1, 2012 to Oct. 1, 2013, the distribution and service fees for Class A and Class R were contractually limited to 0.25% and 0.50%, respectively, of the classes’ average daily net assets. Institutional Class shares pay no distribution and service expenses.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax and regulatory reporting services to each Fund. For the year ended Nov. 30, 2013, each Fund was charged for internal legal, tax and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Delaware Emerging	Delaware Global	Delaware International
Markets Fund	Value Fund	Value Equity Fund
$70,419	$747	$8,179

For the year ended Nov. 30, 2013, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Emerging	Delaware Global	Delaware International
Markets Fund	Value Fund	Value Equity Fund
$77,563	$1,944	$8,638

For the year ended Nov. 30, 2013, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A, Class B and Class C shares, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware Emerging	Delaware Global	Delaware International
	Markets Fund	Value Fund	Value Equity Fund
Class A	$4	$10	$—
Class B	76	3	91
Class C	1,318	24	322

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For year ended Nov. 30, 2013, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Delaware Emerging	Delaware Global	Delaware International
	Markets Fund	Value Fund	Value Equity Fund
Purchases	$996,692,501	$6,742,772	$105,471,998
Sales	569,070,822	12,242,413	80,373,284

At Nov. 30, 2013, the cost of investments and unrealized appreciation (depreciation) for each Fund were as follows:

	Delaware Emerging	Delaware Global	Delaware International
	Markets Fund	Value Fund	Value Equity Fund
Cost of investments	$2,552,576,416	$21,478,612	$287,296,478
Aggregate unrealized appreciation	$508,257,686	$6,639,463	$70,216,049
Aggregate unrealized depreciation	(376,691,495)	(843,393)	(23,804,011)
Net unrealized
appreciation (depreciation)	$131,566,191	$5,796,070	$46,412,038

Notes to financial statements
Delaware International Funds

3. Investments (continued)

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of Nov. 30, 2013:

	Delaware Emerging Markets Fund
	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$79,551,661	$—	$2,415,829	$81,967,490
Bahrain	—	1,497,527	—	1,497,527
Brazil	517,654,529	—	—	517,654,529
Chile	24,244,594	—	—	24,244,594
China/Hong Kong	550,460,157	—	—	550,460,157
India	112,740,634	17,576	—	112,758,210
Israel	114,128,000	—	—	114,128,000
Malaysia	25,525,084	—	—	25,525,084
Mexico	163,547,020	—	—	163,547,020
Peru	15,755,360	—	—	15,755,360
Poland	39,798,001	—	—	39,798,001
Republic of Korea	479,353,682	—	—	479,353,682
Russia	122,929,466	27,592,924	—	150,522,390
South Africa	74,639,101	—	—	74,639,101
Taiwan	93,887,048	—	—	93,887,048
Thailand	34,053,633	—	—	34,053,633
Turkey	23,869,558	—	—	23,869,558
United Kingdom	1,640,476	—	—	1,640,476
United States	105,576,658	—	—	105,576,658
Preferred Stock	51,406,793	18,475,296	—	69,882,089
Participation Notes	—	—	—	—
Short-Term Investments	—	3,382,000	—	3,382,000
Total	$2,630,761,455	$50,965,323	$2,415,829	$2,684,142,607

Foreign Currency
Exchange Contracts	$—	$(762)	$—	$(762)

	Delaware Global Value Fund
	Level 1	Level 2	Total
Common Stock	$25,915,808	$—	$25,915,808
Short-Term Investments	—	210,470	210,470
Securities Lending Collateral	—	1,148,404	1,148,404
Total	$25,915,808	$1,358,874	$27,274,682

	Delaware International Value Equity Fund
	Level 1	Level 2	Total
Common Stock	$316,806,223	$—	$316,806,223
Short-Term Investments	—	4,032,170	4,032,170
Securities Lending Collateral	—	12,870,123	12,870,123
Total	$316,806,223	$16,902,293	$333,708,516

Notes to financial statements
Delaware International Funds

3. Investments (continued)

The securities that have been deemed worthless on the schedules of investments are considered to be Level 3 securities in these tables.

During the year ended Nov. 30, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to each Fund. This does not include transfers between Level 1 investments and Level 2 investments due to each Fund utilizing international fair value pricing during the year. In accordance with the Fair Valuation Procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels.

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to the Fund’s net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to each Fund’s net assets at the end of the period.

At Nov. 30, 2013, Delaware Global Value Fund and Delaware International Value Equity Fund had no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2013 and 2012 was as follows:

	Delaware Emerging	Delaware Global	Delaware International
	Markets Fund	Value Fund	Value Equity Fund
Year Ended November 30, 2013:
Ordinary income	$16,611,586	$235,895	$3,141,612
Total	$16,611,586	$235,895	$3,141,612

Year Ended November 30, 2012:
Ordinary income	$31,044,870	$247,384	$4,164,376
Long-term capital gain	20,520,276	—	—
Total	$51,565,146	$247,384	$4,164,376

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2013, the components of net assets on a tax basis were as follows:

	Delaware Emerging	Delaware Global	Delaware International
	Markets Fund	Value Fund	Value Equity Fund
Shares of beneficial interest	$2,511,237,992	$45,912,152	$467,808,446
Undistributed ordinary income	20,860,904	123,862	3,398,796
Capital loss carryforwards	(2,500,841)	(25,695,719)	(196,261,080)
Unrealized appreciation
(depreciation)	131,348,273	5,795,794	46,410,795
Net assets	$2,660,946,328	$26,136,089	$321,356,957

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, and tax recognition of unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, passive foreign investment companies, and foreign capital gains tax. Results of operations and net assets were not affected by these reclassifications. For year ended Nov. 30, 2013, the Funds recorded the following reclassifications:

	Delaware Emerging	Delaware Global	Delaware International
	Markets Fund	Value Fund	Value Equity Fund
Undistributed (distributions in excess of)
net investment income	$(1,916,953)	$(8,239)	$(119,349)
Accumulated net realized gain (loss)	1,916,953	8,239	119,349

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

In 2013, the Funds utilized capital loss carryforwards as follows:

Delaware Emerging Markets Fund	$42,410,004
Delaware Global Value Fund	1,399,142
Delaware International Value Equity Fund	12,744,040

Notes to financial statements
Delaware International Funds

5. Components of Net Assets on a Tax Basis (continued)

Capital loss carryforwards remaining at Nov. 30, 2013 will expire as follows:

	Delaware Emerging	Delaware Global	Delaware International
	Markets Fund	Value Fund	Value Equity Fund
2016	$—	$13,153,042	$74,233,023
2017	—	12,542,677	113,289,581
2019	—	—	8,738,476
Total	$—	$25,695,719	$196,261,080

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, each Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

	Delaware Emerging	Delaware Global	Delaware International
	Markets Fund	Value Fund	Value Equity Fund
Loss carryforward character
Short-term	$—	$—	$—
Long-term	$2,500,841	—	—

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Emerging		Delaware Global		Delaware International
	Markets Fund		Value Fund		Value Equity Fund
	Year Ended		Year Ended		Year Ended
	11/30/13	11/30/12	11/30/13	11/30/12	11/30/13	11/30/12
Shares sold:
Class A	16,348,836	9,494,061	130,210	174,039	994,776	1,103,699
Class B	544	2,542	1	75	645	3,690
Class C	2,588,286	1,391,450	58,690	52,396	244,425	198,823
Class R	187,053	200,786	—	—	65,326	53,408
Institutional Class	95,634,359	43,137,133	24,558	41,653	5,115,636	3,733,979

Shares issued upon reinvestment of dividends and distributions:
Class A	255,543	780,059	18,817	22,127	101,865	170,562
Class B	602	12,693	595	670	1,436	4,265
Class C	14,228	198,577	2,370	2,257	16,185	31,692
Class R	1,041	2,202	—	—	2,154	3,557
Institutional Class	569,518	1,314,579	2,719	2,671	141,580	177,439
	115,600,010	56,534,082	237,960	295,888	6,684,028	5,481,114

Shares redeemed:
Class A	(20,748,366)	(16,946,365)	(473,510)	(532,141)	(1,843,499)	(2,872,149)
Class B	(577,074)	(390,790)	(51,486)	(132,198)	(123,991)	(190,964)
Class C	(2,998,514)	(5,178,887)	(193,507)	(217,452)	(541,676)	(706,114)
Class R	(62,967)	(119,222)	—	—	(61,514)	(76,391)
Institutional Class	(64,967,383)	(82,111,138)	(54,200)	(32,699)	(2,047,778)	(3,021,934)
	(89,354,304)	(104,746,402)	(772,703)	(914,490)	(4,618,458)	(6,867,552)
Net increase
(decrease)	26,245,706	(48,212,320)	(534,743)	(618,602)	2,065,570	(1,386,438)

Notes to financial statements
Delaware International Funds

6. Capital Shares (continued)

For the years ended Nov. 30, 2013 and 2012, the following shares and values were converted from Class-B to Class-A. The respective amounts are included in Class-B redemptions and Class-A subscriptions in the tables on the previous page and the statements of changes in net assets.

	Year Ended			Year Ended
	11/30/13			11/30/12
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Delaware Emerging
Markets Fund	87,273	82,711	$1,201,688	95,904	91,005	$1,212,417
Delaware Global
Value Fund	16,543	16,289	162,112	63,630	62,749	560,818
Delaware International
Value Equity Fund	32,628	32,166	404,244	42,740	42,165	460,366

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 12, 2013.

On Nov. 12, 2013, each Fund, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 10, 2014.

The Funds had no amounts outstanding as of Nov. 30, 2013 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover each Fund’s exposure to the counterparty.

At Nov. 30, 2013, the Funds had foreign currency risk, which is disclosed in the statements of assets and liabilities and statements of operations.

Derivatives Generally. The table below summarizes the average balance of derivative holdings by each Fund during the year ended Nov. 30, 2013.

	Long Derivative Volume
	Delaware Emerging	Delaware Global	Delaware International
	Markets Fund	Value Fund	Value Equity Fund
Foreign currency exchange contracts
(average cost)	$1,248,550	$11,626	$551,801

	Short Derivative Volume
	Delaware Emerging	Delaware Global	Delaware International
	Markets Fund	Value Fund	Value Equity Fund
Foreign currency exchange contracts
(average cost)	$1,194,910	$35,571	$400,715

Notes to financial statements
Delaware International Funds

9. Securities Lending

Each Fund, along with other funds in the Delaware Investments® Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be more or less than the value of security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. Each Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. Each Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, each Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral each Fund would be required to return to the borrower of the securities and each Fund would be required to make up for this shortfall.

At Nov. 30, 2013, the values of securities on loan and the values of invested collateral for each Fund are presented below, for which cash collateral was received and invested in accordance with the Lending Agreement. These investments are presented on the schedules of investments under the caption “Securities Lending Collateral.”

	Delaware Emerging	Delaware Global	Delaware International
	Markets Fund	Value Fund	Value Equity Fund
Values of securities on loan	$—	$1,078,746	$12,037,711
Values of invested collateral	—	1,148,404	12,870,123

10. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedules of investments.

Notes to financial statements
Delaware International Funds

11. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2013 that would require recognition or disclosure in the Funds’ financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Global & International Funds
and Shareholders of Delaware International Value Equity Fund,
Delaware Emerging Markets Fund and Delaware Global Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware Global Value Fund (three of the series constituting Delaware Group Global and International Funds, hereafter collectively referred to as the “Funds”) at November 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the period ended November 30, 2009 were audited by other independent accountants whose report dated January 21, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 17, 2014

Other Fund information
(Unaudited)
Delaware International Funds

Board consideration of Delaware Emerging Markets Fund,
Delaware Global Value Fund and Delaware International Value Equity Fund
investment advisory agreement

At a meeting held on August 20-22, 2013 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Emerging Markets Fund, Delaware Global Value Fund and Delaware International Value Equity Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2013 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to each Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment process. The

Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments® fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the same Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past one-, three-, five- and ten-year periods, to the extent applicable, ended March 31, 2013. The Board’s objective is that each Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Funds and the Board’s view of such performance.

Delaware Emerging Markets Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional emerging markets funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and five-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-year period was in the third quartile of its Performance Universe and the Fund’s total return for the ten-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Global Value Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional global multi-cap value funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-, five- and ten-year periods was in the second quartile, fourth quartile and first quartile, respectively, of its Performance Universe. The Board determined that the Fund’s performance

Other Fund information
(Unaudited)
Delaware International Funds

Board consideration of Delaware Emerging Markets Fund,
Delaware Global Value Fund and Delaware International Value Equity Fund
investment advisory agreement (continued)

results were mixed. In evaluating the Fund’s performance, the Board considered the investment policy changes implemented in late 2012. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Delaware International Value Equity Fund — Lipper currently classifies the Fund as an international multi-cap value fund. However, because of the nature of the portfolio, Management believes that it would be more appropriate to include the Fund in the multi-cap core category. Accordingly, the Lipper report prepared for the Fund compares the Fund’s performance to two separate Performance Universes – one consisting of the Fund and all retail and institutional multi-cap core funds, and the other consisting of the Fund and all retail and institutional multi-cap value funds. When compared to other multi-cap core funds, the Lipper report comparison showed that the Fund’s total return for the one-, five- and ten-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-year period was in the third quartile of its Performance Universe. When compared to other multi-cap value funds, the Lipper report comparison showed that the Fund’s total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the three- and ten-year periods was in the third quartile of its Performance Universe and the Fund’s total return for the five-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit each Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraphs summarize the expense results for the Funds and the Board’s view of such expenses.

Delaware Emerging Markets Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Delaware Global Value Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through March 2014 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware International Value Equity Fund — When compared to other international multi-cap core funds, the expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. When compared to international multi-cap value funds, the expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board noted that, when compared to other international multi-cap core funds, the Fund’s total expenses were not in line with the Board’s objective although, when compared to international multi-cap value funds, both cost factors were satisfactory. In evaluating total expenses, the Board considered fee waivers in place through March 2014 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations,

Other Fund information
(Unaudited)
Delaware International Funds

Board consideration of Delaware Emerging Markets Fund,
Delaware Global Value Fund and Delaware International Value Equity Fund
investment advisory agreement (continued)

including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standard structure. The Board also noted that the Delaware Emerging Markets Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders. With respect to the Delaware Global Value Fund and Delaware International Value Equity Fund, although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that the fees were structured so that when the Funds grow, economies of scale may be shared.

Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All reporting is based on financial information available as of the date of this annual report and, accordingly is subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2013, each Fund reports distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gains	Income	Total	(C)
	Distributions	Distributions*	Distribution	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
Delaware Emerging Markets Fund	—	100.00%	100.00%	15.21%
Delaware Global Value Fund	—	100.00%	100.00%	100.00%
Delaware International Value
Equity Fund	—	100.00%	100.00%	0.27%

(A)	and (B) are based on a percentage of each Fund’s total distributions.
(C)	is based on a percentage of each Fund’s ordinary income distributions.
[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
*	For the fiscal year ended Nov. 30, 2013, certain dividends paid by each Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and by the Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, and made permanent by the American Taxpayer Relief Act of 2012. Each Fund intends to report the following amounts to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV.

Delaware Emerging	Delaware Global	Delaware International
Markets Fund	Value Fund	Value Equity Fund
100.00%	100.00%	100.00%

Each Fund intends to pass through foreign tax credits in the maximum amount as follows:

Delaware Emerging	Delaware Global	Delaware International
Markets Fund	Value Fund	Value Equity Fund
$3,683,757	$—	$311,891

The gross foreign source income earned during the fiscal year 2013 by each Fund was as follows:

Delaware Emerging	Delaware Global	Delaware International
Markets Fund	Value Fund	Value Equity Fund
$47,399,476	$—	$8,099,683

For the fiscal year ended Nov. 30, 2013, certain dividends paid by the Delaware Emerging Markets Fund and the Delaware International Value Equity Fund, have been determined to be interest related dividends and may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004, and by the Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010, and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Nov. 30, 2013, the Funds have reported maximum Qualified Interest Income distributions of $4,491 and $2,797, respectively.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees
Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	70	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.[2]
		Board of Governors Member
		Investment Company
		Institute (ICI)

Private Investor	70	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(2007–2011)

Executive Vice President	70	Director and Audit Committee
(Emerging Economies Strategies,		Member — Hercules
Risk and Corporate Administration)		Technology Growth
State Street Corporation		Capital, Inc.
(July 2004–March 2011)
President	70	Director — Hershey Trust
Drexel University
(August 2010–Present)		Director and Audit
		Committee Member
President		Community Health Systems
Franklin & Marshall College
(July 2002–July 2010)
Managing Director	70	None
AKA Strategy
(Strategic Consulting)
(1990–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	70	None
(2004–Present)

Chief Executive Officer —	70	Trust Manager and
Banco Itaú Europa		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	70	None
(2010–April 2013)
Chief Administrative
Officer (2008–2010)
and Executive Vice
President and Chief
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	70	Director, Audit
(January 2006–July 2012)		Committee Member and
Vice President — Mergers & Acquisitions		Investment Committee
(January 2003–January 2006), and		Member
Vice President and Treasurer		Okabena Company
(July 1995–January 2003)
3M Corporation		Chair — 3M
Investment Management
Company
(2005–2012)
Founder	70	Director and Compensation
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director — P/E Investments
Founder
P/E Investments
(Hedge Fund)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	Deputy General	Deputy General Counsel
Philadelphia, PA 19103	Counsel, and Secretary	since May 2013;
December 1963		Vice President, Deputy
General Counsel
September 2000–
May 2013; Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972
David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005–
February 2012;
General Counsel and
Chief Legal Officer
since October 2005
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	70	None[3]
Deputy General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	70	None[3]
in various capacities at
different times at
Delaware Investments.
David P. O’Connor has served in	70	None[3]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	70	None[3]
various executive capacities
at different times at
Delaware Investments.

3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees
Patrick P. Coyne Chairman, President, and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Private Investor Rosemont, PA

Joseph W. Chow
Former Executive Vice
President
State Street Corporation
Brookline, MA

John A. Fry
President
Drexel University
Philadelphia, PA

Anthony D. Knerr
Founder and Managing
Director
AKA Strategy
New York, NY

Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA Frances A. Sevilla-Sacasa Chief Executive Officer Banco Itaú Europa International Miami, FL

Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA

Janet L. Yeomans
Former Vice President and
Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers
David F. Connor Senior Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Executive Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Emerging Markets Fund, Delaware Global Value Fund and Delaware International Value Equity Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on the Funds’ website at delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Annual report Global/international equity mutual fund Delaware Focus Global Growth Fund November 30, 2013

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Focus Global Growth Fund at delawareinvestments.com.

Manage your investments online

  24-hour access to your account information
  Obtain share prices
  Check your account balance and recent transactions
  Request statements or literature
  Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Focus Global Growth Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Security type/country and sector allocations	10
Schedule of investments	12
Statement of assets and liabilities	16
Statement of operations	18
Statements of changes in net assets	20
Financial highlights	22
Notes to financial statements	30
Report of independent registered public accounting firm	41
Other Fund information	42
Board of trustees/directors and officers addendum	46
About the organization	54

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2013, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2013 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Focus Global Growth Fund	December 10, 2013

Performance preview (for the year ended November 30, 2013)
Delaware Focus Global Growth Fund (Class A shares)	1-year return	+20.63%
MSCI World Index (gross)	1-year return	+27.09%
MSCI World Index (net)	1-year return	+26.38%

Past performance does not guarantee future results.
For complete, annualized performance for Delaware Focus Global Growth Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

The Fund’s fiscal year ended Nov. 30, 2013 was generally a positive one for U.S. equity markets as the S&P 500® Index gained 30% and the Dow Jones Industrial Average gained 27%. The trend outside the United States was mixed, as the MSCI EAFE Index (net) rose 25% while emerging markets struggled a bit — the MSCI Emerging Markets Index (net), for example, returned just 4%. Overall, many investors appeared to embrace riskier assets despite relatively subdued economic conditions and mounting U.S. fiscal policy uncertainty. (Source: Bloomberg.)

More so than in the past, many investors seemed to take their cues from central bank policy makers during the fiscal year. Federal Reserve comments about the potential for scaling back asset purchases, for example, precipitated a selloff in risk assets. On Sept. 18, 2013, however, the Fed surprised investors by not following through on the scale back. In its announcement, the Fed noted a “tightening of financial conditions” in recent months and the need to see more evidence that economic progress can be sustained. On the day of the announcement, the absence of a stimulus reduction boosted the broad market by more than 1.1% (source: Bloomberg). Despite investors’ focus on the Fed, the U.S. economy continued to experience moderate momentum as the fiscal year progressed. Employment and housing statistics showed strength, while manufacturing and aspects of consumer demand were more challenged.

As the fiscal year concluded, there was a series of important, market-moving news events that included the following: Detroit filed for bankruptcy in July 2013; the U.S. engaged in the Syrian chemical weapons saga (which raised the specter of another war in the Middle East); and the federal government shut down many of its nonessential activities. U.S. equities reacted to the news flow, generally experiencing up-down-up months, but ultimately continued their advance, amid a rebound in international developed and emerging market stocks.

Fund performance

For the fiscal year ended Nov. 30, 2013, Delaware Focus Global Growth Fund returned +20.63% at net asset value and +13.69% at maximum offer price (both figures reflect Class A shares with all distributions reinvested). During the same period, the Fund’s benchmark, the MSCI World Index (net), returned +26.38%. For complete, annualized performance of Delaware Focus Global Growth Fund, please see the table on page 4.

1

Portfolio management review
Delaware Focus Global Growth Fund

Strong relative performance in the energy and materials sectors was unable to overcome weak relative performance in the industrials and information technology sectors.

Priceline.com was one of the strongest contributors to performance during the fiscal year. The company continued to post, in our view, attractive financial results based on strong growth both domestically and in its European hotel booking business. We believe the potential for market share gains still exists in Europe and that the current expansion into other areas of the world — such as Asia — could prove beneficial to priceline.com. While the North American online travel industry has become increasingly competitive and sustainable domestic returns may be difficult to maintain, we think there are opportunities overseas for companies like priceline.com that have established a lead in markets whose secular growth could continue.

Celgene, which was added to the Fund in January 2013, also contributed to performance. The company, a leading player in the treatment of blood cancers, has a growing product pipeline in breast, lung, and pancreatic cancer. During the fiscal year, the FDA approved its drug for pancreatic cancer. This could be meaningful both for the company and patient community. Additionally, Celgene may benefit from what we view as large growth prospects driven by additional indications of its drugs, by increased usage of existing drugs, and potential international growth opportunities.

Core Laboratories was a contributor to performance during the fiscal year. The company continued to report strong earnings that beat analyst expectations, aided by increased energy exploration activity in global deepwater target areas. We believe the company remains well positioned onshore in the U.S., given its strong presence in the emerging shale plays (where activity levels tend to be less affected by the ongoing financial turmoil and commodity-price uncertainty). We also believe the company has little historical controversy and volatility, and we believe it is in a favorable position to continue providing site analysis and solutions for the oil and gas industry.

Aggreko, a temporary power and temperature control solution provider, detracted from Fund performance during the fiscal year. Early on in the period, the stock declined after company management signaled that some of its emerging markets business segments were slowing because of the challenging economic environments there. It is unclear whether the emerging market weakness is a transitory or a permanent phenomenon that added uncertainty to the fundamentals and therefore pressured the stock. While we believe there may continue to be a larger secular growth story here as the energy gap between supply and demand has become worse (particularly in emerging economies), there is concern that a reasonably well-capitalized competitor is gaining traction in the industry with an aggressive pricing strategy that could threaten Aggreko’s historical profitability. We believe we have the stock appropriately weighted in the Fund’s portfolio to help mitigate this potential competitive risk.

Teradata, a mid-sized database software company that specializes in aggregating data for business analytics and decision-making, detracted from performance during the fiscal year. The stock declined amid concerns about a difficult information technology spending environment when the company reported

2

mixed financial results. Despite these concerns, we believe the issues are transitory as Teradata continued to sign up new clients and grow its existing client business. Furthermore, the company continued to benefit from the market’s overall favorable view of the cloud computing and business analytics industry. We believe the company may be well-positioned in a technology spending environment that is focused on making technology buys with a definable return on investment.

Finally, VeriFone Systems was a detractor during the fiscal year as the stock experienced a string of turbulent quarters. We believe the key underlying company issues have been addressed and have confidence that the company should be in a solid position for continued improvement. Additionally, the announcement of a new CEO appeared to give investors increased confidence that the right senior management team is in place. We believe its core business and competitive position in electronic payment-processing appear more attractive than is currently reflected in the stock price — even after its strong more recent appreciation over the past several months. The Fund continues to own a position in the stock, although we believe we have it weighted appropriately in the Fund’s portfolio to help mitigate the current management transition and stock volatility risk.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

3

Performance summary
Delaware Focus Global Growth Fund	November 30, 2013

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2013
	1 year	3 years	Lifetime
Class A (Est. Dec. 29, 2008)
Excluding sales charge	+20.63%	+13.26%	+21.28%
Including sales charge	+13.69%	+11.04%	+19.83%
Class C (Est. Dec. 29, 2010)
Excluding sales charge	+19.72%	n/a	+10.52%
Including sales charge	+18.72%	n/a	+10.52%
Class R (Est. Dec. 29, 2010)
Excluding sales charge	+20.37%	n/a	+11.06%
Including sales charge	+20.37%	n/a	+11.06%
Institutional Class (Est. Dec. 29, 2008)
Excluding sales charge	+20.98%	+13.53%	+21.46%
Including sales charge	+20.98%	+13.53%	+21.46%
MSCI World Index (gross)*	+27.09%	+14.01%	+15.93%
MSCI World Index (net)*	+26.38%	+13.37%	+15.27%

* Benchmark lifetime returns are for Class A share comparison only and are of the month end prior to the Fund’s inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Prior to Oct. 1, 2013, Class A shares had an annual distribution and service fee of 0.30% of average daily net assets. This fee was contractually limited to 0.25% during the period from Dec. 1, 2012 until Oct. 1, 2013. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

4

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets. Prior to Oct. 1, 2013, Class R shares had an annual distribution and service fee of 0.60% of average daily net assets. This fee was contractually limited to 0.50% during the period from Dec. 1, 2012 until Oct. 1, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Prior to Dec. 29, 2010, the Fund had not engaged in a broad distribution of its shares and had been subject to limited redemption requests. The returns reflect expense limitations that were in effect during certain periods and that may have been lower than the Fund’s current expenses. The returns would have been lower without the expense limitations.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 plan, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 1.30% of the Fund’s average daily net assets during the period from Dec. 1, 2012, through Nov. 30, 2013.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.71%	2.46%	1.96%	1.46%
(without fee waivers)
Net expenses	1.55%	2.30%	1.80%	1.30%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

*The contractual waiver period is from March 29, 2012 through March 28, 2014.

5

Performance summary
Delaware Focus Global Growth Fund

Performance of a $10,000 investment1
Average annual total returns from Dec. 29, 2008 (Fund’s inception), through Nov. 30, 2013

For period beginning Dec. 29, 2008, through Nov. 30, 2013	Starting value	Ending value
Delaware Focus Global Growth Fund — Class A shares	$9,425	$24,369
MSCI World Index (gross)	$10,000	$20,712
MSCI World Index (net)	$10,000	$20,138

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Dec. 29, 2008, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 6.

The chart also assumes $10,000 invested in the MSCI World Index as of Dec. 29, 2008. The MSCI World Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance across developed markets worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The S&P 500 Index, which is mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The Dow Jones Industrial Average, which is mentioned on page 1, is an often-quoted market indicator that comprises 30 widely held blue-chip stocks.

The MSCI EAFE Index, which is mentioned on page 1, measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “net”

6

return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI Emerging Markets Index, which is mentioned on page 1, measures equity market performance across emerging market countries worldwide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DGGAX	246118541
Class C	DGGCX	246118533
Class R	DGGRX	246118525
Institutional Class	DGGIX	246118517

7

Disclosure of Fund expenses
For the six-month period from June 1, 2013 to November 30, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2013 to Nov. 30, 2013.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Focus Global Growth Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/13	11/30/13	Expense Ratio	6/1/13 to 11/30/13*
Actual Fund return†
Class A	$1,000.00	$1,124.30	1.52%	$8.09
Class C	1,000.00	1,119.30	2.27%	12.06
Class R	1,000.00	1,122.70	1.77%	9.42
Institutional Class	1,000.00	1,125.20	1.27%	6.77
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.45	1.52%	$7.69
Class C	1,000.00	1,013.69	2.27%	11.46
Class R	1,000.00	1,016.19	1.77%	8.95
Institutional Class	1,000.00	1,018.70	1.27%	6.43

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

9

Security type/country and sector allocations
Delaware Focus Global Growth Fund	As of November 30, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type/country	Percentage of net assets
Common Stock	94.09%
Brazil	4.44%
Denmark	2.03%
Finland	2.42%
France	2.59%
India	2.01%
Ireland	2.78%
Japan	3.24%
Netherlands	3.04%
Spain	2.32%
Switzerland	4.35%
Taiwan	1.92%
United Kingdom	14.60%
United States	48.35%
Short-Term Investments	5.87%
Total Value of Securities	99.96%
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%

10

Common stock by sector²
Consumer Discretionary	17.92%
Energy	5.71%
Financials	10.39%
Healthcare	7.86%
Industrials	17.95%
Information Technology	30.24%
Materials	1.89%
Telecommunication Services	2.13%
Total	94.09%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the 1940 Act) such as commercial services, computers, diversified financial services, internet , semiconductors, software and telecommunications. As of Nov. 30, 2013, such amounts, as percentage of total net assets, were 4.42%, 2.07%, 2.91%, 5.21%, 5.18%, 7.42%, and 3.03% respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the “Technology sector” for financial reporting purposes may exceed 25%.

11

Schedule of investments
Delaware Focus Global Growth Fund	November 30, 2013

	Number of shares	Value (U.S. $)
ΔCommon Stock – 94.09%
Brazil – 4.44%
BM&F Bovespa	362,195	$1,797,174
Localiza Rent A Car	142,725	2,081,178
		3,878,352
Denmark – 2.03%
Novo Nordisk Class B	9,910	1,774,896
		1,774,896
Finland – 2.42%
Kone Class B	23,040	2,117,356
		2,117,356
France – 2.59%
Edenred	62,615	2,258,326
		2,258,326
India – 2.01%
Zee Entertainment Enterprises	423,000	1,757,105
		1,757,105
Ireland – 2.78%
Experian	131,825	2,431,295
		2,431,295
Japan – 3.24%
Japan Exchange Group	106,100	2,834,238
		2,834,238
Netherlands – 3.04%
Core Laboratories	14,570	2,653,780
		2,653,780
Spain – 2.32%
Inditex	12,725	2,028,545
		2,028,545
Switzerland – 4.35%
SGS	950	2,141,037
Syngenta	4,215	1,655,312
		3,796,349
Taiwan – 1.92%
Taiwan Semiconductor Manufacturing ADR	94,525	1,675,928
		1,675,928

12

		Number of shares	Value (U.S. $)
ΔCommon Stock (continued)
United Kingdom – 14.60%
	Admiral Group	91,791	$1,867,185
	Aggreko	85,410	2,243,364
	Compass Group	144,700	2,180,942
	InterContinental Hotels Group	63,100	1,965,098
	Intertek Group	48,430	2,406,995
	Pearson	94,775	2,093,840
			12,757,424
United States – 48.35%
	Allergan	21,295	2,066,680
†	Celgene	18,700	3,025,098
†	Crown Castle International	25,100	1,863,173
†	eBay	38,825	1,961,439
	EOG Resources	14,150	2,334,750
†	Google Class A	2,448	2,593,876
†	IntercontinentalExchange Group	12,085	2,577,610
	Intuit	26,975	2,002,354
	MasterCard Class A	5,075	3,861,110
	Microsoft	61,750	2,354,528
†	NeuStar Class A	54,325	2,648,344
	NIKE Class B	26,485	2,096,023
†	priceline.com	2,960	3,529,296
	QUALCOMM	38,725	2,849,386
†	Teradata	39,530	1,804,149
†	VeriFone Systems	83,000	2,125,630
	Visa Class A	12,495	2,542,233
			42,235,679
Total Common Stock (cost $68,202,902)			82,199,273

	Principal amount (U.S. $)
Short-Term Investments – 5.87%
≠Discount Note – 0.05%
	Federal Home Loan Bank 0.05% 12/27/13	$44,682	44,681
			44,681
Repurchase Agreements – 4.13%
	Bank of America 0.04%, dated 11/29/13, to be repurchased
	on 12/2/13, repurchase price $666,763 (collateralized
	by U.S. government obligations 0.375%-1.875%
	11/15/14-6/30/15; market value $680,096)	666,761	666,761

13

Schedule of investments
Delaware Focus Global Growth Fund

Principal amount (U.S. $)		Value (U.S. $)
Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas 0.06%, dated 11/29/13, to be repurchased
on 12/2/13, repurchase price $2,939,255 (collateralized
by U.S. government obligations 0.625%-2.625%
6/30/14-11/30/19; market value $2,998,025)	$2,939,240	$2,939,240
		3,606,001
≠U.S. Treasury Obligations – 1.69%
U.S. Treasury Bills
0.02% 12/19/13	167,404	167,403
0.033% 1/23/14	595,427	595,418
0.065% 4/24/14	714,513	714,260
		1,477,081
Total Short-Term Investments (cost $5,127,808)		5,127,763

Total Value of Securities – 99.96%
(cost $73,330,710)		$87,327,036

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 11 in “Security type/country and sector allocations.”
†	Non income producing security.
≠	The rate shown is the effective yield at the time of purchase.

The following foreign currency exchange contract was outstanding at Nov. 30, 2013:1

Foreign Currency Exchange Contract

				Unrealized
				Appreciation
Counterparty	Contract to Deliver	In Exchange For	Settlement Date	(Depreciation)
MNB	BRL (42,862)	USD 18,326	12/2/13	$(10)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represents the Fund’s total exposure in such contract, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:
ADR — American Depositary Receipt
BRL — Brazilian Real
MNB — Mellon National Bank
USD — United States Dollar

14

Statement of assets and liabilities
Delaware Focus Global Growth Fund	November 30, 2013

Assets:
Investments, at value[1]	$82,199,273
Short-term investments, at value[2]	5,127,763
Cash	702
Foreign currencies, at value[3]	18,357
Dividend and interest receivable	81,482
Receivable for fund shares sold	132,308
Total assets	87,559,885

Liabilities:
Payable for fund shares redeemed	55,161
Investment management fees payable	59,698
Audit fees payable	29,235
Distribution fees payable to affiliates	14,242
Deferred foreign taxes payable	10,991
Trustees’ fees and expenses payable	595
Unrealized loss of foreign currency exchange contracts	10
Other affiliates payable	3,785
Other accrued expenses	22,782
Other liabilities	294
Total liabilities	196,793

Total Net Assets	$87,363,092

Net Assets Consist of:
Paid-in capital	$71,919,828
Undistributed net investment income	29,517
Accumulated net realized gain on investments	1,428,080
Net unrealized appreciation of investments and derivatives	13,985,667
Total Net Assets	$87,363,092

[1]Investments, at cost	$68,202,902
[2]Short-term investments, at cost	5,127,808
[3]Foreign currencies, at cost	18,670

16

Net Asset Value

Class A
Net assets	$46,830,037
Shares of beneficial interest outstanding, unlimited authorization, no par	2,441,563
Net asset value per share	$19.18
Sales charge	5.75%
Offering price per share, equal to net asset value per share/(1 - sales charge)	$20.35

Class C
Net assets	$5,862,879
Shares of beneficial interest outstanding, unlimited authorization, no par	312,457
Net asset value per share	$18.76

Class R
Net assets	$129,039
Shares of beneficial interest outstanding, unlimited authorization, no par	6,781
Net asset value per share	$19.03

Institutional Class
Net assets	$34,541,137
Shares of beneficial interest outstanding, unlimited authorization, no par	1,787,814
Net asset value per share	$19.32

See accompanying notes, which are an integral part of the financial statements.

17

Statement of operations
Delaware Focus Global Growth Fund	Year Ended November 30, 2013

Investment Income:
Dividends	$999,531
Interest	1,283
Foreign tax withheld	(52,985)	$947,829

Expenses:
Management fees	476,847
Distribution expenses – Class A	106,837
Distribution expenses – Class C	38,560
Distribution expenses – Class R	637
Registration fees	63,361
Dividend disbursing and transfer agent fees and expenses	59,487
Audit and tax	29,430
Custodian fees	26,706
Accounting and administration expenses	21,736
Reports and statements to shareholders	12,685
Legal fees	3,688
Trustees’ fees and expenses	3,052
Other expenses	12,676	855,702
Less fees waived		(437)
Less waived distribution expenses – Class A		(14,642)
Less waived distribution expenses – Class R		(86)
Less expense paid indirectly		(26)
Total operating expenses		840,511
Net Investment Income		107,318

18

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$2,325,407
Foreign currencies	(42,445)
Foreign currency exchange contracts	(35,356)
Net realized gain	2,247,606
Net change in unrealized appreciation (depreciation) of:
Investments	8,597,418
Deferred capital gain tax	(10,991)
Foreign currencies	501
Foreign currency exchange contracts	276
Net change in unrealized appreciation (depreciation)	8,587,204
Net Realized and Unrealized Gain	10,834,810

Net Increase in Net Assets Resulting from Operations	$10,942,128

See accompanying notes, which are an integral part of the financial statements.

19

Statements of changes in net assets
Delaware Focus Global Growth Fund

	Year Ended
	11/30/13	11/30/12
Increase (Decrease) in Net Assets from Operations:
Net investment income	$107,318	$16,352
Net realized gain (loss)	2,247,606	(919,560)
Net change in unrealized appreciation (depreciation)	8,587,204	3,451,617
Net increase in net assets resulting from operations	10,942,128	2,548,409

Dividends and Distributions to Shareholders from:
Net realized gain:
Class A	—	(58,730)
Class C	—	(620)
Class R	—	(40)
Institutional Class	—	(58,539)
	—	(117,929)
Capital Share Transactions:
Proceeds from shares sold:
Class A	38,974,993	16,702,069
Class C	4,419,876	1,594,021
Class R	106,265	53,677
Institutional Class	27,439,705	4,334,407

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	—	52,125
Class C	—	620
Class R	—	40
Institutional Class	—	58,081
	70,940,839	22,795,040

20

	Year Ended
	11/30/13	11/30/12
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(15,948,085)	$(9,425,460)
Class C	(895,995)	(119,997)
Class R	(59,593)	—
Institutional Class	(7,722,797)	(1,226,332)
	(24,626,470)	(10,771,789)
Increase in net assets derived from capital share transactions	46,314,369	12,023,251
Net Increase in Net Assets	57,256,497	14,453,731

Net Assets:
Beginning of year	30,106,595	15,652,864
End of year (including undistributed net investment income
of $29,517 and $—, respectively.)	$87,363,092	$30,106,595

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights
Delaware Focus Global Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived
Portfolio turnover

1 Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

				12/29/08[1]
Year Ended				to
11/30/13	11/30/12	11/30/11	11/30/10	11/30/09
$15.900	$13.880	$13.720	$12.470	$8.500

0.031	(0.002)	—	0.025	0.050
3.249	2.133	0.594	2.422	3.920
3.280	2.131	0.594	2.447	3.970

—	—	(0.028)	(0.027)	—
—	(0.111)	(0.406)	(1.170)	—
—	(0.111)	(0.434)	(1.197)	—

$19.180	$15.900	$13.880	$13.720	$12.470

20.63%	15.49%	4.28%	21.31%	46.71%

$46,830	$16,753	$8,244	$2,413	$2,498
1.51%	1.55%	1.51%	1.20%	1.20%

1.55%	1.76%	2.78%	2.04%	2.54%
0.18%	(0.02% )	0.00%	0.20%	0.52%

0.14%	(0.23% )	(1.27% )	(0.64% )	(0.82% )
36%	37%	18%	30%	45%

23

Financial highlights
Delaware Focus Global Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived
Portfolio turnover

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflect a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

			12/29/10[1]
Year Ended			to
11/30/13		11/30/12	11/30/11
$15.670		$13.780	$14.120

(0.097)		(0.113)	(0.108)
3.187		2.114	(0.232)
3.090		2.001	(0.340)

—		(0.111)	—
—		(0.111)	—

$18.760		$15.670	$13.780

19.72%		14.66%	(2.41% )

$5,863		$1,594	$68
2.26%		2.30%	2.30%

2.26%		2.46%	3.52%
(0.57%	)	(0.77% )	(0.85% )

(0.57%	)	(0.93% )	(2.07% )
36%		37%	18% [4]

4 Portfolio turnover is representative of the Fund for the entire period from Dec. 1, 2010 through Nov. 30, 2011.

25

Financial highlights
Delaware Focus Global Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived
Portfolio turnover

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.
4 Portfolio turnover is representative of the Fund for the entire period from Dec. 1, 2010 through Nov. 30, 2011.

See accompanying notes, which are an integral part of the financial statements.

26

			12/29/10[1]
Year Ended			to
11/30/13		11/30/12	11/30/11
$15.810		$13.840	$14.120

(0.013)		(0.040)	(0.043)
3.233		2.121	(0.237)
3.220		2.081	(0.280)

—		(0.111)	—
—		(0.111)	—

$19.030		$15.810	$13.840

20.37%		15.17%	(1.98% )

$129		$61	$5
1.76%		1.80%	1.80%

1.84%		2.06%	3.12%
(0.07%	)	(0.27% )	(0.35% )

(0.15%	)	(0.53% )	(1.67% )
36%		37%	18% [4]

27

Financial highlights
Delaware Focus Global Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[2]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived
Portfolio turnover

1 Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

28

				12/29/08[1]
Year Ended				to
11/30/13	11/30/12	11/30/11	11/30/10	11/30/09
$15.970	$13.910	$13.720	$12.470	$8.500

0.075	0.035	0.038	0.025	0.050
3.275	2.136	0.586	2.422	3.920
3.350	2.171	0.624	2.447	3.970

—	—	(0.028)	(0.027)	—
—	(0.111)	(0.406)	(1.170)	—
—	(0.111)	(0.434)	(1.197)	—

$19.320	$15.970	$13.910	$13.720	$12.470

20.98%	15.75%	4.51%	21.31%	46.71%

$34,541	$11,699	$7,336	$4,781	$2,334
1.26%	1.30%	1.28%	1.20%	1.20%

1.26%	1.46%	2.47%	1.74%	2.24%
0.43%	0.23%	0.27%	0.20%	0.52%

0.43%	0.07%	(0.92% )	(0.34% )	(0.52% )
36%	37%	18%	30%	45%

29

Notes to financial statements
Delaware Focus Global Growth Fund	November 30, 2013

Delaware Group® Global & International Funds (Trust) is organized as a Delaware statutory trust and offers five series: Delaware Emerging Markets Fund, Delaware Focus Global Growth Fund, Delaware Global Value Fund, Delaware International Value Equity Fund, and Delaware Macquarie Global Infrastructure Fund. These financial statements and the related notes pertain to Delaware Focus Global Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00%, if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

30

Federal & Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Nov. 30, 2010 – Nov. 30, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 29, 2013.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

31

Notes to financial statements
Delaware Focus Global Growth Fund

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund pays foreign capital gain taxes on certain foreign securities held, which are reported as components of realized and unrealized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Fund declares and pays distributions from net investment income and net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended Nov. 30, 2013.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses and appears on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended Nov. 30, 2013, the Fund earned $26 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.85% on the first $500 million of average daily net assets of the Fund, 0.80% on the next $500 million, 0.75% on the next $1.5 billion and 0.70% on the average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses (excluding any 12b-1 plan, taxes, interest, inverse floater program expenses, short sale and dividend interest

32

expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) do not exceed 1.30% of the Fund’s average daily net assets from Dec. 1, 2012 through Nov. 30, 2013*. For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver may only be terminated by agreement of DMC and the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Nov. 30, 2013, the Fund was charged $ 2,716 for these services.

DSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. This amount is included in the statement of operations as dividend disbursing and transfer agent fees and expenses. For the year ended Nov. 30, 2013, the amount charged by DSC was $12,410. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 1.00% of the average daily net assets of the Class C shares. Effective Oct. 1, 2013, the Fund pays DDLP an annual distribution and service fees of 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively. Prior to Oct. 1, 2013, the Fund paid DDLP an annual distribution and service fee of 0.30% and 0.60%, respectively, of the average daily net assets of the Class A and Class R shares, respectively. For the period from Dec. 1, 2012 to Oct. 1, 2013, the distribution and service fees for Class A and Class R shares were contractually limited to 0.25% and 0.50% of the classes’ average daily net assets. Institutional Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide of DMC and/or its affiliates that provide legal, tax and regulatory reporting services to the Fund. For the year ended Nov. 30, 2013, the Fund was charged $1,623 for internal legal, tax and regulatory reporting services provided by DMC and/or its affiliates’ employees.

*The contractual waiver period is from March 29, 2012 through March 28, 2014.

33

Notes to financial statements
Delaware Focus Global Growth Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

For the year ended Nov. 30, 2013, DDLP earned $23,612 for commissions on sales of the Fund’s Class A shares. For the year ended Nov. 30, 2013, DDLP received gross CDSC commissions of $7 and $348 on redemption of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended Nov. 30, 2013, the Fund made purchases of $61,010,857 and sales of $19,235,307 of investment securities other than short-term investments.

At Nov. 30, 2013, the cost of investments for federal income tax purposes was $73,542,260. At Nov. 30, 2013, net unrealized appreciation was $13,784,776, of which $15,218,060 related to unrealized appreciation of investments and $ 1,433,284 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

34

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2013:

	Level 1	Level 2	Total
Common Stock	$82,199,273	$—	$82,199,273
Short-Term Investments	—	5,127,763	5,127,763
Total	$82,199,273	$5,127,763	$87,327,036

Foreign Currency Exchange Contract	$—	$(10)	$(10)

At Nov. 30, 2013, there were no Level 3 investments.

During the year ended Nov. 30, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the Fair Valuation Procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s Net Asset Value is determined) will be established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Fund’s Net Asset Value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

35

Notes to financial statements
Delaware Focus Global Growth Fund

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividend and distributions for the year ended Nov. 30, 2013. The tax character of dividends and distributions paid during the year ended Nov. 30, 2012 was as follows:

Year Ended
11/30/12
Long-term capital gain	$117,929

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$71,919,828
Undistributed ordinary income	526,598
Undistributed long-term capital gain	1,142,539
Unrealized appreciation	13,774,127
Net assets	$87,363,092

The differences between book basis and tax basis components of net assets are primarily attributable to mark-to-market of foreign currency exchange contracts and tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2013, the Fund recorded the following reclassifications:

Undistributed net investment income	$(77,801)
Accumulated net realized gain	77,801

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $598,734 was utilized in 2013.

36

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	11/30/13	11/30/12
Shares sold:
Class A	2,309,211	1,093,726
Class C	263,783	104,911
Class R	6,328	3,487
Institutional Class	1,511,092	282,896

Shares issued upon reinvestment of dividends and distributions:
Class A	—	3,856
Class C	—	46
Class R	—	3
Institutional Class	—	4,317
	4,090,414	1,493,242
Shares redeemed:
Class A	(921,591)	(637,633)
Class C	(53,061)	(8,145)
Class R	(3,396)	—
Institutional Class	(455,838)	(82,033)
	(1,433,886)	(727,811)
Net increase	2,656,528	765,431

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 12, 2013.

On Nov. 12, 2013, the Fund, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 10, 2014.

The Fund had no amounts outstanding as of Nov. 30, 2013 or at any time during the year then ended.

37

Notes to financial statements
Delaware Focus Global Growth Fund

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. See the statement of operations on pages 16 and 17 for the realized and unrealized gain or loss on derivatives.

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Nov. 30, 2013.

	Long	Short
	Derivative	Derivative
	Volume	Volume
Foreign currency exchange contracts (average cost)	$174,875	$49,387

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities

38

that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (noncash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00.

39

Notes to financial statements
Delaware Focus Global Growth Fund

9. Securities Lending (continued)

Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At Nov. 30, 2013, the Fund had no securities out on loan.

10. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Nov. 30, 2013, there were no Rule 144A securities held by the Fund and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2013 that would require recognition or disclosure in the Fund’s financial statements.

40

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Global & International Funds
and Shareholders of Delaware Focus Global Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Focus Global Growth Fund (one of the series constituting Delaware Group Global & International Funds, hereafter referred to as the “Fund”) at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented after the year ended November 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the period December 29, 2008 (commencement of operations) through November 30, 2009 were audited by other independent accountants whose report dated January 21, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 17, 2014

41

Other Fund information
(Unaudited)
Delaware Focus Global Growth Fund

Board consideration of Delaware Focus Global Growth Fund investment advisory agreement

At a meeting held on Aug. 20-22, 2013 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Focus Global Growth Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2013 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs

42

and improve transfer agent and shareholder servicing functions through outsourcing. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments® fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one- and three-year periods ended March 31, 2013. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional global multi-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-year period was in the first quartile of its Performance Universe. The Board determined that the Fund’s performance results were mixed, but tended toward above median, which was acceptable.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service

43

Other Fund information
(Unaudited)
Delaware Focus Global Growth Fund

Board consideration of Delaware Focus Global Growth Fund investment advisory agreement (continued)

fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through March 2014 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

44

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees
Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

46

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	70	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.[2]
		Board of Governors Member
		Investment Company
		Institute (ICI)

Private Investor	70	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(2007–2011)

Executive Vice President	70	Director and Audit Committee
(Emerging Economies Strategies,		Member — Hercules
Risk and Corporate Administration)		Technology Growth
State Street Corporation		Capital, Inc.
(July 2004–March 2011)
President	70	Director — Hershey Trust
Drexel University
(August 2010–Present)		Director and Audit
		Committee Member
President		Community Health Systems
Franklin & Marshall College
(July 2002–July 2010)
Managing Director	70	None
AKA Strategy
(Strategic Consulting)
(1990–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

47

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

48

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	70	None
(2004–Present)

Chief Executive Officer —	70	Trust Manager and
Banco Itaú Europa		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	70	None
(2010–April 2013)
Chief Administrative
Officer (2008–2010)
and Executive Vice
President and Chief
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

49

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

50

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	70	Director, Audit
(January 2006–July 2012)		Committee Member and
Vice President — Mergers & Acquisitions		Investment Committee
(January 2003–January 2006), and		Member
Vice President and Treasurer		Okabena Company
(July 1995–January 2003)
3M Corporation		Chair — 3M
Investment Management
Company
(2005–2012)
Founder	70	Director and Compensation
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director — P/E Investments
Founder
P/E Investments
(Hedge Fund)
(September 1996–Present)

51

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	Deputy General	Deputy General Counsel
Philadelphia, PA 19103	Counsel, and Secretary	since May 2013;
December 1963		Vice President, Deputy
General Counsel
September 2000–
May 2013; Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972
David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005–
February 2012;
General Counsel and
Chief Legal Officer
since October 2005
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

52

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	70	None[3]
Deputy General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	70	None[3]
in various capacities at
different times at
Delaware Investments.
David P. O’Connor has served in	70	None[3]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	70	None[3]
various executive capacities
at different times at
Delaware Investments.

3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

53

About the organization

Board of trustees
Patrick P. Coyne Chairman, President, and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Private Investor Rosemont, PA

Joseph W. Chow
Former Executive Vice
President
State Street Corporation
Brookline, MA

John A. Fry
President
Drexel University
Philadelphia, PA

Anthony D. Knerr
Founder and Managing
Director
AKA Strategy
New York, NY

Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA Frances A. Sevilla-Sacasa Chief Executive Officer Banco Itaú Europa International Miami, FL

Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA

Janet L. Yeomans
Former Vice President and
Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers
David F. Connor Senior Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Executive Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Focus Global Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

54

Annual report Alternative / specialty mutual fund Delaware Macquarie Global Infrastructure Fund November 30, 2013

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Macquarie Global Infrastructure Fund at delawareinvestments.com.

Manage your investments online
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  Obtain share prices
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Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Macquarie Global Infrastructure Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Portfolio management review	1
Performance summary	3
Disclosure of Fund expenses	6
Security type/country and sector allocations	8
Schedule of investments	10
Statement of assets and liabilities	14
Statement of operations	16
Statements of changes in net assets	18
Financial highlights	20
Notes to financial statements	28
Report of independent registered
public accounting firm	39
Other Fund information	40
Board of trustees/directors and
officers addendum	46
About the organization	54

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2013, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2013 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Macquarie Global Infrastructure Fund	December 10, 2013

Performance preview (for the year ended November 30, 2013)
Delaware Macquarie Global Infrastructure Fund (Class A shares)	1-year return	+14.27%
S&P Global Infrastructure Index (benchmark)	1-year return	+15.96%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Macquarie Global Infrastructure Fund, please see the table on page 3.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Global equities posted four consecutive quarters of positive returns during the fiscal year ended Nov. 30, 2013. In the first half of the fiscal year, developed equity markets were supported by factors that included (1) generally positive earnings results, and (2) commitment from multiple policymakers around the world to rekindle growth. Broadly speaking, factors such as these nurtured a fundamental recovery in investor risk appetite.

The latter half of the fiscal year was dominated by concerns about the U.S. Federal Reserve possibly scaling back its aggressive monetary policy programs. This caused volatility in many equity markets. Speculation about the Fed’s pull-back continued to preoccupy investors as the fiscal year drew to a close. An additional layer of uncertainty was added by comments released by members of the Federal Open Market Committee (the policy-setting body within the Fed).

Fund performance

For the fiscal year ended Nov. 30, 2013, Delaware Macquarie Global Infrastructure Fund (Class A shares) returned +14.27% at net asset value and +7.69% at maximum offer price (both figures reflect all distributions reinvested). The Fund underperformed its benchmark, the S&P Global Infrastructure Index (gross), which returned +15.96% for the same period. For complete, annualized performance information for Delaware Macquarie Global Infrastructure Fund, please see the table on page 3.

The Fund’s rate of return for the year was supported by several stocks that rose sharply. In France, for instance, shares of Groupe Eurotunnel (the operator of the Channel Tunnel that links the United Kingdom and France) increased sharply after the company reported solid operating results. The stock was also supported when the U.K. and French transport authorities confirmed that they would reject the European Commission’s proposal to reduce the tunnel’s access charges. A third source of investor optimism was the company’s planned development of future destinations including Amsterdam and Frankfurt. In Australia, Asciano shares rose meaningfully as the company’s results appeared to boost the market’s confidence in management’s ability to deliver on its plans. Finally, West Japan Railway rose as the Bank of Japan’s substantial monetary easing increased market sentiment and was further boosted when Tokyo was awarded the 2020 Olympic Games.

1

Portfolio management review
Delaware Macquarie Global Infrastructure Fund

The strong gains noted on the previous page were offset by a few headwinds. First, the Fund’s zero-weight allocation to Japanese logistics companies Mitsubishi Logistics and Sumitomo Warehouse detracted from relative performance. These stocks rose sharply due to improved sentiment toward Japanese equities. While these companies are Index constituents, we do not consider them to possess sufficient infrastructure characteristics, so we did not hold them in the Fund’s portfolio during the fiscal year. Another similarly excluded stock that detracted from relative performance was BBA Aviation, as it was up strongly, and its absence from the Fund’s portfolio had a negative effect on performance versus the index. Meanwhile, the Fund’s investment in Southern a U.S.-based utility holding company, lagged the benchmark, hurting relative performance. The company’s shares came under pressure beginning in spring 2013, due in part to increased cost estimates for one of the company’s major construction projects.

Additional sources of underperformance included an overweight allocation to Australia-based Transurban Group. After a sharp rally early in the Fund’s fiscal year, the stock retreated, particularly in U.S. dollar terms. We believe the company continues to operate a sound and competitive business, and its shares remain in the Fund’s portfolio.

As the fiscal year drew to close, the Fund’s portfolio was positioned according to our expectation that any drawback in monetary policy will likely unfold gradually. The Fund’s sector allocations thereby anticipated that central banks would act prudently. Of note:

  The Fund maintained a cautious approach to electric utilities, given what we considered to be generally unfavorable fundamentals within the sector.

  Though pipeline companies had lagged in recent months because of Fed policy concerns, we continued to find attractive investment opportunities there. In our opinion, the pipeline sector appears well-positioned to continue to benefit if the secular shift in the North American energy mix from conventional to unconventional sources continues.

  We identified what we considered to be several attractive opportunities in subsectors that included corrections facilities and wireless cellphone towers.

As always, the Fund’s approach relies on a high degree of selectivity, together with a valuation-driven approach to infrastructure investing.

2

Performance summary
Delaware Macquarie Global Infrastructure Fund	November 30, 2013

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2013
	1 year	3 years	Lifetime
Class A (Est. Jan. 19, 2010)
Excluding sales charge	+14.27%	+9.86%	+7.75%
Including sales charge	+7.69%	+7.71%	+6.11%
Class C (Est. Jan. 19, 2010)
Excluding sales charge	+13.33%	+8.99%	+6.92%
Including sales charge	+12.33%	+8.99%	+6.92%
Class R (Est. Jan. 19, 2010)
Excluding sales charge	+14.02%	+9.56%	+7.47%
Including sales charge	+14.02%	+9.56%	+7.47%
Institutional Class (Est. Dec. 31, 2009)
Excluding sales charge	+14.57%	+10.15%	+8.64%
Including sales charge	+14.57%	+10.15%	+8.64%
S&P Global Infrastructure Index (benchmark)*	+15.96%	+10.13%	+7.69%

* Benchmark lifetime returns are for Class A share comparison only and are as of the month end prior to the Fund’s inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. Expenses for each class are listed on the “Fund expense ratios” table on page 4. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Prior to Oct. 1, 2013, Class A shares had an annual distribution and service fee of 0.30% of average daily net assets. This fee was contractually limited to 0.25% during the period from Dec. 1, 2012 until Oct. 1, 2013. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

3

Performance summary
Delaware Macquarie Global Infrastructure Fund

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets. Prior to Oct. 1, 2013, Class R shares had an annual distribution and service fee of 0.60% of average daily net assets. This fee was contractually limited to 0.50% during the period from Dec. 1, 2012 until Oct. 1, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors. Because the Fund concentrates its investments in securities issued by companies principally engaged in the infrastructure industry, the Fund has greater exposure to the potential adverse economic, regulatory, political, and other changes affecting such entities.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

“Nondiversified” funds may allocate more of their net assets to investments in single securities than “diversified” funds. Resulting adverse effects may subject these funds to greater risks and volatility.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 plan, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively nonroutine expenses)) from exceeding 1.20% of the Fund’s average daily net assets from Dec. 1, 2012, through Nov. 30, 2013.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.78%	2.53%	2.03%	1.53%
(without fee waivers)
Net expenses	1.45%	2.20%	1.70%	1.20%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

* The contractual period is from March 29, 2012 through March 28, 2014.

4

Performance of a $10,000 investment1
Average annual total returns from Jan. 19, 2010 (Fund’s inception), through Nov. 30, 2013

For period beginning Jan. 19, 2010, through Nov. 30, 2013	Starting value	Ending value
S&P Global Infrastructure Index (benchmark)	$10,000	$13,027
Delaware Macquarie Global Infrastructure Fund — Class A Shares	$9,425	$12,576

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Jan. 19, 2010, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 4. Please note additional details on pages 3 through 5.

The chart also assumes $10,000 invested in the S&P Global Infrastructure Index as of Jan. 19, 2010. The S&P Global Infrastructure Index is composed of 75 of the largest publicly listed companies in the global infrastructure industry. The index has balanced weights across three distinct infrastructure clusters: transportation, utilities, and energy.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DMGAX	245914551
Class C	DMGCX	245914544
Class R	DMGRX	245914528
Institutional Class	DMGIX	245914536

5

Disclosure of Fund expenses
For the six-month period from June 1, 2013 to November 30, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2013 to November 30, 2013.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

6

Delaware Macquarie Global Infrastructure Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/13	11/30/13	Expense Ratio	6/1/13 to 11/30/13*
Actual Fund return†
Class A	$1,000.00	$1,062.70	1.45%	$7.50
Class C	1,000.00	1,057.10	2.20%	11.35
Class R	1,000.00	1,061.10	1.70%	8.78
Institutional Class	1,000.00	1,064.20	1.20%	6.21
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.80	1.45%	$7.33
Class C	1,000.00	1,014.04	2.20%	11.11
Class R	1,000.00	1,016.55	1.70%	8.59
Institutional Class	1,000.00	1,019.05	1.20%	6.07

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

7

Security type/country and sector allocations
Delaware Macquarie Global Infrastructure Fund	As of November 30, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type/country	Percentage of net assets
Common Stock	96.03%
Australia	5.84%
Brazil	2.77%
Canada	8.46%
China	8.05%
France	12.17%
Germany	2.96%
Italy	3.43%
Japan	2.35%
Luxembourg	1.19%
Netherlands	1.46%
Singapore	2.19%
Spain	2.19%
Switzerland	2.39%
United Kingdom	8.75%
United States	31.83%
U.S. Master Limited Partnerships	2.75%
Short-Term Investments	1.17%
Total Value of Securities	99.95%
Receivables and Other Assets Net of Liabilities	0.05%
Total Net Assets	100.00%

8

Common stock and limited partnerships by sector²	Percentage of net assets
Consumer Discretionary	1.44%
Energy	19.47%
Financials	2.90%
Industrials	34.69%
Telecommunication Services	3.68%
Utilities	36.60%
Total	98.78%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Energy and Industrials sectors (as disclosed herein for financial reporting purposes) are subdivided into a variety of “industries” (in accordance with the requirements of the 1940 Act). The “Industrial sector” consisted of commercial services, engineering & construction, diversified financial services, investment companies and transportation industries. As of Nov. 30, 2013, such amounts, as percentage of total net assets, were 13.74%, 6.48%, 5.27%, 2.19% and 7.01%, respectively. The “Utilities sector” consisted of electric, gas and water industries. As of Nov. 30, 2013, such amounts, as percentage of total net assets, were 22.83%, 11.66% and 2.11%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the “Energy sector” and “Industrials sector” for financial reporting purposes may exceed 25%.

9

Schedule of investments
Delaware Macquarie Global Infrastructure Fund	November 30, 2013

	Number of shares	Value (U.S.$)
ΔCommon Stock – 96.03%
Australia – 5.84%
Asciano	23,567	$123,879
Transurban Group	95,007	606,725
		730,604
Brazil – 2.77%
Energias do Brasil	28,900	148,966
† LLX Logistica	114,400	48,977
LLX Logistica NVDR	144,387	59,960
Transmissora Alianca de Energia Eletrica	9,600	88,282
		346,185
Canada – 8.46%
Enbridge	14,502	596,961
TransCanada	10,455	461,286
		1,058,247
☐China – 8.05%
Beijing Enterprises Holdings	15,000	134,277
China Merchants Holdings International	98,587	366,237
COSCO Pacific	106,225	158,940
Dalian Port PDA	358,000	88,661
ENN Energy Holdings	16,000	112,684
Hopewell Highway Infrastructure	166,500	81,396
Power Assets Holdings	8,000	65,010
		1,007,205
France – 12.17%
Aeroports de Paris	1,963	215,998
Eutelsat Communications	6,139	180,634
GDF Suez	18,030	418,093
Groupe Eurotunnel	55,267	542,960
Vinci	2,554	164,193
		1,521,878
Germany – 2.96%
Fraport Frankfurt Airport Services Worldwide	1,789	131,672
Hamburger Hafen und Logistik	9,354	238,700
		370,372

10

	Number of shares	Value (U.S.$)
ΔCommon Stock (continued)
Italy – 3.43%
Atlantia	17,343	$387,084
SIAS	4,237	42,305
		429,389
Japan – 2.35%
Tokyo Gas	39,000	194,267
West Japan Railway	2,293	100,333
		294,600
Luxembourg – 1.19%
†Intelsat	6,868	148,555
		148,555
Netherlands – 1.46%
Koninklijke Vopak	3,050	182,532
		182,532
Singapore – 2.19%
Hutchison Port Holdings Trust	403,000	274,040
		274,040
Spain – 2.19%
Abertis Infraestructuras	12,886	273,953
		273,953
Switzerland – 2.39%
Flughafen Zuerich	522	298,862
		298,862
United Kingdom – 8.75%
Centrica	51,884	287,244
National Grid	39,530	501,355
SSE	14,091	306,005
		1,094,604
United States – 31.83%
American Electric Power	4,267	200,805
American Tower	1,500	116,655
American Water Works	6,225	263,629
CMS Energy	2,500	66,350

11

Schedule of investments
Delaware Macquarie Global Infrastructure Fund

	Number of shares	Value (U.S.$)
ΔCommon Stock (continued)
United States (continued)
Corrections Corporation of America	7,378	$246,056
† Crown Castle International	4,200	311,766
Dominion Resources	930	60,366
Duke Energy	1,933	135,233
Exelon	9,900	266,409
ITC Holdings	2,821	255,244
Kinder Morgan	10,073	357,994
PG&E	7,860	317,308
Sempra Energy	4,100	362,604
Southern	13,000	528,190
Spectra Energy	5,858	196,536
Williams	8,400	295,848
		3,980,993
Total Common Stock (cost $11,620,357)		12,012,019

U.S. Master Limited Partnerships – 2.75%
Enterprise Products Partners	2,465	155,221
Buckeye Partners LP	1,900	129,371
Magellan Midstream Partners	950	59,033
Total U.S. Master Limited Partnerships (cost $308,459)		343,625

	Principal amount
Short-Term Investments – 1.17%
Repurchase Agreements – 1.17%
Bank of America 0.04%, dated 11/29/13, to be repurchased
on 12/2/13, repurchase price $26,996 (collateralized
by U.S. government obligations 0.375%-1.875%
11/15/14-6/30/15; market value $27,536)	$26,996	26,996
BNP Paribas 0.06%, dated 11/29/13, to be repurchased
on 12/2/13, repurchase price $119,005 (collateralized
by U.S. government obligations 0.625%-2.625%
6/30/14-11/30/19; market value $121,384)	119,004	119,004
Total Short-Term Investments (cost $146,000)		146,000

Total Value of Securities – 99.95% (cost $12,074,816)		$12,501,644

12

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 9 in “Security type/country and sector allocations.”
†	Non income producing security.
☐	Securities listed and traded on the Hong Kong Stock Exchange.

The following foreign currency exchange contract was outstanding at Nov. 30, 2013:1

Foreign Currency Exchange Contracts

				Unrealized
	Contracts to			Appreciation
Counterparty	Receive (Deliver)	In Exchange For	Settlement Date	(Depreciation)
MNB	HKD (22,569)	USD 2,909	12/2/13	$(2)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:
HKD — Hong Kong Dollar
MNB — Mellon National Bank
NVDR — Non-Voting Depositary Receipt
USD — United States Dollar

See accompanying notes, which are an integral part of the financial statements.

13

Statement of assets and liabilities
Delaware Macquarie Global Infrastructure Fund	November 30, 2013

Assets:
Investments, at value[1]	$12,355,644
Short-term investments, at value[2]	146,000
Cash	27,988
Foreign currencies, at value[3]	1,109
Receivable for securities sold	30,302
Receivable from investment manager	11,678
Receivable for fund shares sold	30,961
Dividends and interest receivable	57,706
Total assets	12,661,388

Liabilities:
Payable for securities purchased	25,267
Payable for fund shares redeemed	65,356
Distribution fees payable to affiliates	2,711
Trustees fees and expenses payable	91
Other affiliates payable	3,190
Other accrued expenses	56,252
Unrealized loss on foreign currency exchange contracts	2
Total liabilities	152,869

Total Net Assets	$12,508,519

Net Assets Consist of:
Paid-in capital	$10,019,298
Undistributed net investment income	159,938
Accumulated net realized gain on investments	1,902,005
Net unrealized appreciation of investments and derivatives	427,278
Total Net Assets	$12,508,519

[1]Investments, at cost	$11,928,816
[2]Short-term investments, at cost	146,000
[3]Foreign currencies, at cost	1,104

14

Net Asset Value

Class A
Net assets	$5,812,507
Shares of beneficial interest outstanding, unlimited authorization, no par	566,714
Net asset value per share	$10.26
Sales charge	5.75%
Offering price per share, equal to net asset value per share/(1 - sales charge)	$10.89

Class C
Net assets	$1,797,801
Shares of beneficial interest outstanding, unlimited authorization, no par	175,484
Net asset value per share	$10.24

Class R
Net assets	$75,106
Shares of beneficial interest outstanding, unlimited authorization, no par	7,328
Net asset value per share	$10.25

Institutional Class
Net assets	$4,823,105
Shares of beneficial interest outstanding, unlimited authorization, no par	470,313
Net asset value per share	$10.26

See accompanying notes, which are an integral part of the financial statements.

15

Statement of operations
Delaware Macquarie Global Infrastructure Fund	Year Ended November 30, 2013

Investment Income:
Dividends	$1,617,657
Interest	1,093
Foreign tax withheld	(93,820)	$1,524,930

Expenses:
Management fees	293,024
Registration fees	59,081
Dividend disbursing and transfer agent fees and expenses	47,529
Audit and tax	31,000
Distribution expenses – Class A	14,127
Distribution expenses – Class C	13,324
Distribution expenses – Class R	150
Custodian fees	22,371
Reports and statements to shareholders	20,891
Accounting and administration expenses	12,620
Legal fees	2,932
Trustees’ fees and expenses	1,715
Other expenses	13,496	532,260
Less fees waived		(113,002)
Less waived distribution expenses – Class A		(1,950)
Less waived distribution expenses – Class R		(14)
Less expense paid indirectly		(79)
Total operating expenses		417,215
Net Investment Income		1,107,715

16

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$2,547,725
Foreign currencies	(27,808)
Foreign currency exchange contracts	9,527
Net realized gain	2,529,444
Net change in unrealized appreciation (depreciation) of:
Investments	(247,154)
Foreign currencies	1,372
Foreign currency exchange contracts	395
Net change in unrealized appreciation (depreciation)	(245,387)
Net Realized and Unrealized Gain	2,284,057

Net Increase in Net Assets Resulting from Operations	$3,391,772

See accompanying notes, which are an integral part of the financial statements.

17

Statements of changes in net assets
Delaware Macquarie Global Infrastructure Fund

	Year Ended
	11/30/13	11/30/12
Increase in Net Assets from Operations:
Net investment income	$1,107,715	$798,981
Net realized gain	2,529,444	456,047
Net change in unrealized appreciation (depreciation)	(245,387)	1,811,355
Net increase in net assets resulting from operations	3,391,772	3,066,383

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(137,974)	(43,147)
Class C	(28,069)	(8,410)
Class R	(604)	(100)
Institutional Class	(959,679)	(645,464)

Net realized gain:
Class A	(89,968)	(16,155)
Class C	(21,684)	(6,274)
Class R	(152)	(65)
Institutional Class	(839,541)	(232,714)
	(2,077,671)	(952,329)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,478,139	2,398,182
Class C	1,033,121	366,040
Class R	65,732	—
Institutional Class	9,888,723	23,337,850

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	185,264	54,212
Class C	48,214	13,575
Class R	755	164
Institutional Class	1,799,216	872,544
	15,499,164	27,042,567

18

	Year Ended
	11/30/13	11/30/12
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(638,436)	$(481,592)
Class C	(162,895)	(158,424)
Class R	(2)	—
Institutional Class	(40,137,168)	(12,005,946)
	(40,938,501)	(12,645,962)
Increase (decrease) in net assets derived from
capital share transactions	(25,439,337)	14,396,605
Net Increase (Decrease) in Net Assets	(24,125,236)	16,510,659

Net Assets:
Beginning of year	36,633,755	20,123,096
End of year (including undistributed net investment
income of $159, 938 and $194,219, respectively)	$12,508,519	$36,633,755

See accompanying notes, which are an integral part of the financial statements.

19

Financial highlights
Delaware Macquarie Global Infrastructure Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived
Portfolio turnover

1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflect waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

20

			1/19/10[1]
Year Ended			to
11/30/13	11/30/12	11/30/11	11/30/10
$9.490	$8.790	$8.670	$8.730

0.321	0.215	0.245	0.155
0.980	0.783	0.102	(0.111)
1.301	0.998	0.347	0.044

(0.283)	(0.189)	(0.166)	(0.104)
(0.248)	(0.109)	(0.061)	—
(0.531)	(0.298)	(0.227)	(0.104)

$10.260	$9.490	$8.790	$8.670

14.27%	11.52%	4.05%	0.63%

$5,813	$3,404	$1,298	$667
1.45%	1.45%	1.45%	1.45%

1.84%	1.83%	2.53%	12.24%
3.23%	2.32%	2.70%	2.15%

2.84%	1.94%	1.62%	(8.64% )
66%	65%	33%	87%[4]

4 Portfolio turnover is representative of the Fund for the period Dec. 31, 2009 through Nov. 30, 2010.

21

Financial highlights
Delaware Macquarie Global Infrastructure Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived
Portfolio turnover

[1] Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

			1/19/10[1]
Year Ended			to
11/30/13	11/30/12	11/30/11	11/30/10
$9.480	$8.780	$8.660	$8.730

0.247	0.145	0.177	0.102
0.972	0.779	0.102	(0.106)
1.219	0.924	0.279	(0.004)

(0.211)	(0.115)	(0.098)	(0.066)
(0.248)	(0.109)	(0.061)	—
(0.459)	(0.224)	(0.159)	(0.066)

$10.240	$9.480	$8.780	$8.660

13.33%	10.75%	3.15%	0.04%

$1,798	$774	$503	$114
2.20%	2.20%	2.20%	2.20%

2.55%	2.53%	3.23%	12.94%
2.48%	1.57%	1.95%	1.40%

2.13%	1.24%	0.92%	(9.34% )
66%	65%	33%	87% [4]

4 Portfolio turnover is representative of the Fund for the period Dec. 31, 2009 through Nov. 30, 2010.

23

Financial highlights
Delaware Macquarie Global Infrastructure Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived
Portfolio turnover

[1] Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflect waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

			1/19/10[1]
Year Ended			to
11/30/13	11/30/12	11/30/11	11/30/10
$9.480	$8.790	$8.670	$8.730

0.301	0.190	0.223	0.137
0.978	0.774	0.103	(0.108)
1.279	0.964	0.326	0.029

(0.261)	(0.165)	(0.145)	(0.089)
(0.248)	(0.109)	(0.061)	—
(0.509)	(0.274)	(0.206)	(0.089)

$10.250	$9.480	$8.790	$8.670

14.02%	11.24%	3.69%	0.45%

$75	$6	$5	$5
1.70%	1.70%	1.70%	1.70%

2.10%	2.13%	2.83%	12.54%
2.98%	2.07%	2.45%	1.90%

2.58%	1.64%	1.32%	(8.94% )
66%	65%	33%	87% [4]

4 Portfolio turnover is representative of the Fund for the period Dec. 31, 2009 through Nov. 30, 2010.

25

Financial highlights
Delaware Macquarie Global Infrastructure Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[2]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived
Portfolio turnover

[1] Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

			12/31/09[1]
Year Ended			to
11/30/13	11/30/12	11/30/11	11/30/10
$9.490	$8.790	$8.670	$8.500

0.342	0.237	0.266	0.170
0.985	0.782	0.106	0.118
1.327	1.019	0.372	0.288

(0.309)	(0.210)	(0.191)	(0.118)
(0.248)	(0.109)	(0.061)	—
(0.557)	(0.319)	(0.252)	(0.118)

$10.260	$9.490	$8.790	$8.670

14.57%	11.91%	4.22%	3.53%

$4,823	$32,450	$18,317	$2,071
1.20%	1.20%	1.20%	1.20%

1.55%	1.53%	2.23%	11.66%
3.48%	2.57%	2.95%	2.23%

3.13%	2.24%	1.92%	(8.23% )
66%	65%	33%	87%

27

Notes to financial statements
Delaware Macquarie Global Infrastructure Fund	November 30, 2013

Delaware Group® Global & International Funds (Trust) is organized as a Delaware statutory trust and offers five series: Delaware International Value Equity Fund, Delaware Emerging Markets Fund, Delaware Global Value Fund, Delaware Focus Global Growth Fund and Delaware Macquarie Global Infrastructure Fund. These financial statements and the related notes pertain to Delaware Macquarie Global Infrastructure Fund (Fund). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation and current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

28

Federal & Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Nov. 30, 2010–Nov. 30, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 29, 2013.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

29

Notes to financial statements
Delaware Macquarie Global Infrastructure Fund

1. Significant Accounting Policies (continued)

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended Nov. 30, 2013.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses and appears on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended Nov. 30, 2013, the Fund earned $79 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.90% on the first $500 million of average daily net assets of the Fund, 0.85% on the next $500 million, 0.80% on the next $1.5 billion and 0.75% on average daily net assets in excess of $2.5 billion.

30

DMC, on behalf of the Fund, has entered into an investment sub-advisory agreement with Macquarie Capital Investment Management LLC (MCIM), which is an affiliate of DMC. Both DMC and MCIM are wholly owned subsidiaries of Macquarie Group Limited. For its sub-advisory services, MCIM receives an asset-based fee from DMC. Such sub-advisory fee is paid by DMC, and not from the assets of the Fund.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) do not exceed 1.20% of average daily net assets of the Fund from Dec. 1, 2012 through Nov. 30, 2013*. For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver and reimbursement applies only to expenses paid directly by the Fund and may only be terminated by agreement of DMC and the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Nov. 30, 2013, the Fund was charged $1,577 for these services.

DSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. This amount is included in the statements of operations as dividend disbursing and transfer agent fees and expenses. For the year ended Nov. 30, 2013, the amount charged by DSC was $7,200. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 1.00% of the average daily net assets of the Class C shares. Effective Oct. 1, 2013, the Fund pays DDLP an annual distribution and service fee of 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares’, respectively. Prior to Oct. 1, 2013, the Fund paid an annual distribution and service fee of 0.30% and 0.60% of the average daily net assets of the Class A and Class R shares’, respectively. For the

* The contractual waiver period was March 29, 2012 through March 28, 2014.

31

Notes to financial statements
Delaware Macquarie Global Infrastructure Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

period from Dec. 1, 2012 to Oct. 1, 2013, the distribution and service fees for Class A and Class R were contractually limited to 0.25% and 0.50% of the classes’ average daily net assets. Institutional Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax and regulatory reporting services to the Fund. For the year ended Nov. 30, 2013, the Fund was charged $998 for internal legal, tax and regulatory reporting services provided by DMC and/or its affiliates’ employees.

For the year ended Nov. 30, 2013, DDLP earned $3,691 for commissions on sales of the Fund’s Class A shares. For the year ended Nov. 30, 2013, DDLP received gross CDSC commissions of $26 on redemption of the Fund’s Class C shares and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended Nov. 30, 2013, the Fund made purchases of $19,885,531 and sales of $45,333,204 investment securities other than short-term investments.

At Nov. 30, 2013, the cost of investments for federal income tax purposes was $12,261,031. At Nov. 30, 2013, net unrealized appreciation was $240,613, of which $1,108,264 related to unrealized appreciation of investments and $867,651 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

32

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2013:

	Level 1	Level 2	Total
Common Stock	$12,012,019	$—	$12,012,019
U.S. Master Limited Partnerships	343,625	—	343,625
Short-Term Investments	—	146,000	146,000
Total	$12,355,644	$146,000	$12,501,644

Foreign Currency Exchange Contracts	$—	$(2)	$(2)

During the year ended Nov. 30, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

At Nov. 30, 2013, there were no Level 3 investments.

33

Notes to financial statements
Delaware Macquarie Global Infrastructure Fund

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2013 and 2012 were as follows:

	Year Ended
	11/30/13	11/30/12
Ordinary income	$1,947,245	$802,482
Long-term capital gain	130,426	149,847
Total	$2,077,671	$952,329

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$10,019,298
Undistributed ordinary income	715,400
Undistributed long-term capital gain	1,532,758
Unrealized appreciation	241,063
Net assets	$12,508,519

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of partnership income.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and partnership income. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2013, the Fund recorded the following reclassifications:

Undistributed net investment income	$(15,670)
Accumulated net realized	15,670

34

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	11/30/13	11/30/12
Shares sold:
Class A	252,261	257,581
Class C	104,854	39,736
Class R	6,637	—
Institutional Class	1,005,744	2,541,855

Shares issued upon reinvestment of dividends and distributions:
Class A	19,474	6,112
Class C	5,080	1,541
Class R	77	19
Institutional Class	191,182	98,342
	1,585,309	2,945,186

Shares redeemed:
Class A	(63,871)	(52,430)
Class C	(16,115)	(16,883)
Institutional Class	(4,147,816)	(1,302,057)
	(4,227,802)	(1,371,370)
Net increase (decrease)	(2,642,493)	1,573,816

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

On Nov. 12, 2013, the Fund, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 10, 2014.

The Fund had no amounts outstanding as of Nov. 30, 2013 or at any time during the year then ended.

35

Notes to financial statements
Delaware Macquarie Global Infrastructure Fund

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

At Nov. 30, 2013, the Fund had foreign currency risk, which is disclosed in the statement of assets and liabilities and statement of operations.

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Nov. 30, 2013.

	Long	Short
	Derivative	Derivative
	Volume	Volume
Foreign currency exchange contracts (average cost)	$44,697	$121,860

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are

36

denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that

37

Notes to financial statements
Delaware Macquarie Global Infrastructure Fund

9. Securities Lending (continued)

is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. During the year ended Nov. 30, 2013, the Fund had no securities out on loan.

10. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Because the Fund concentrates its investments in securities issued by companies principally engaged in the infrastructure industry, the Fund has greater exposure to the potential adverse economic, regulatory, political, and other changes affecting such entities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Nov. 30, 2013, there were no Rule 144A securities held by the Fund and no securities have been determined to be illiquid under the Fund’s liquidity Procedures.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2013 that would require recognition or disclosure in the Fund’s financial statements.

38

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Global & International Funds
and Shareholders of Delaware Macquarie Global Infrastructure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Macquarie Global Infrastructure Fund (one of the series constituting Delaware Group Global & International Funds, hereafter referred to as the “Fund”) at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 17, 2014

39

Other Fund information
(Unaudited)
Delaware Macquarie Global Infrastructure Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All reporting is based on financial information available as of the date of this annual report and, accordingly is subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2013, the Fund reports distributions paid during the year as follows:

(A)	Long-Term Distributions (Tax Basis)	6.28%
(B)	Ordinary Income Distributions (Tax Basis)*	93.72%
	Total Distributions (Tax Basis)	100.00%
(C)	Qualifying Dividends(1)	17.89%

(A) and (B) is based on a percentage of the Fund’s total distributions.
(C) is based on a percentage of the Fund’s ordinary income distributions.
(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
*	For the fiscal year ended Nov. 30, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, and by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creations Act of 2010, and made permanent by the American Taxpayer Relief Act of 2012. The Fund intends to report up to a maximum of 71.44% to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV, as applicable.

The Fund intends to pass through foreign tax credits in the maximum amount of $71,580. The gross foreign source income earned during the fiscal year 2013 was $1,127,710. Complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV.

40

Board consideration of Delaware Macquarie Global Infrastructure Fund investment advisory agreement

At a meeting held on August 20-22, 2013 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Macquarie Global Infrastructure Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) and Sub-Advisory Agreement with Macquarie Capital Investment Management LLC (“MCIM”) included materials provided by DMC and its affiliates (“Delaware Investments”) and MCIM, as applicable, concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2013 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s or MCIM’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of

41

Other Fund information
(Unaudited)
Delaware Macquarie Global Infrastructure Fund

Board consideration of Delaware Macquarie Global Infrastructure Fund investment advisory agreement (continued)

the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Nature, Extent and Quality of Service. The Board considered the services provided by MCIM to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board took account of reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of MCIM personnel with the Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MCIM and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent and quality of the overall services provided by MCIM.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one- and three-year periods ended March 31, 2013. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

42

The Performance Universe for the Fund consisted of the Fund and all retail and institutional specialty and miscellaneous funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and three-year periods was in the third quartile of its Performance Universe. The Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were both in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide

43

Other Fund information
(Unaudited)
Delaware Macquarie Global Infrastructure Fund

Board consideration of Delaware Macquarie Global Infrastructure Fund investment advisory agreement (continued)

Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Management Profitability. Trustees were also given available information on profits being realized by MCIM in relation to the services being provided to the Fund or in relation to MCIM’s overall investment advisory business, but believed such information to be of limited relevance since the sub-advisory fees are paid by DMC out of its management fee and changes in the level of sub-advisory fees do not impact Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by MCIM in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements or commissions paid to affiliated broker-dealers.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract did not fall within the standard structure. Management explained that, due to the unique nature of the infrastructure industry, the Fund’s pricing structure should fall between the standard fees for international equity funds and special international equity funds. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

44

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees
Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

46

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	70	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.[2]
		Board of Governors Member
		Investment Company
		Institute (ICI)

Private Investor	70	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(2007–2011)

Executive Vice President	70	Director and Audit Committee
(Emerging Economies Strategies,		Member — Hercules
Risk and Corporate Administration)		Technology Growth
State Street Corporation		Capital, Inc.
(July 2004–March 2011)
President	70	Director — Hershey Trust
Drexel University
(August 2010–Present)		Director and Audit
		Committee Member
President		Community Health Systems
Franklin & Marshall College
(July 2002–July 2010)
Managing Director	70	None
AKA Strategy
(Strategic Consulting)
(1990–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

47

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

48

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	70	None
(2004–Present)

Chief Executive Officer —	70	Trust Manager and
Banco Itaú Europa		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	70	None
(2010–April 2013)
Chief Administrative
Officer (2008–2010)
and Executive Vice
President and Chief
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

49

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

50

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	70	Director, Audit
(January 2006–July 2012)		Committee Member and
Vice President — Mergers & Acquisitions		Investment Committee
(January 2003–January 2006), and		Member
Vice President and Treasurer		Okabena Company
(July 1995–January 2003)
3M Corporation		Chair — 3M
Investment Management
Company
(2005–2012)
Founder	70	Director and Compensation
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director — P/E Investments
Founder
P/E Investments
(Hedge Fund)
(September 1996–Present)

51

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	Deputy General	Deputy General Counsel
Philadelphia, PA 19103	Counsel, and Secretary	since May 2013;
December 1963		Vice President, Deputy
General Counsel
September 2000–
May 2013; Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972
David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005–
February 2012;
General Counsel and
Chief Legal Officer
since October 2005
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

52

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	70	None[3]
Deputy General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	70	None[3]
in various capacities at
different times at
Delaware Investments.
David P. O’Connor has served in	70	None[3]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	70	None[3]
various executive capacities
at different times at
Delaware Investments.

3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

53

About the organization

Board of trustees
Patrick P. Coyne Chairman, President, and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Private Investor Rosemont, PA

Joseph W. Chow
Former Executive Vice
President
State Street Corporation
Brookline, MA

John A. Fry
President
Drexel University
Philadelphia, PA

Anthony D. Knerr
Founder and Managing
Director
AKA Strategy
New York, NY

Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA Frances A. Sevilla-Sacasa Chief Executive Officer Banco Itaú Europa International Miami, FL

Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA

Janet L. Yeomans
Former Vice President and
Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers
David F. Connor Senior Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Executive Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Macquarie Global Infrastructure Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

54

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Frances A. Sevilla-Sacasa
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $123,675 for the fiscal year ended November 30, 2013.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $109,890 for the fiscal year ended November 30, 2012.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2013.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended November 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2012.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $685,000 for the registrant’s fiscal year ended November 30, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $28,100 for the fiscal year ended November 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2013.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $21,990 for the fiscal year ended November 30, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2012.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2013.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2012.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $7,732,970 and $10,867,923 for the registrant’s fiscal years ended November 30, 2013 and November 30, 2012, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

     Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

     Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 3, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 3, 2014

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 3, 2014